IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE

-------------------------------------------------X
In re:                                           :
                                                 :      Chapter 11
                                                 :
SAFETY COMPONENTS                                :        Case Nos. 00-1644(JJF)
INTERNATIONAL, INC., et al.,                     :          through 00-1650(JJF)
                                                 :
                                   Debtors.      :        Jointly Administered
                                                 :
                                                 :
-------------------------------------------------X




                  FIRST AMENDED JOINT PLAN OF REORGANIZATION OF
            SAFETY COMPONENTS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE




                                            MILBANK, TWEED, HADLEY & McCLOY LLP
                                            1 Chase Manhattan Plaza
                                            New York, New York 10005
                                            (212) 530-5000

                                                          - and -

                                            MORRIS, NICHOLS, ARSHT & TUNNELL
                                            1201 North Market Street
                                            P.O. Box 1347
                                            Wilmington, Delaware  19899-1347
                                            (302) 658-9200

                                            Attorneys for Safety Components
                                              International, Inc. et al.,
                                            Debtors and Debtors-in-Possession



Dated:       July 19, 2000

                                Table of Contents

                                                                                                                       Page

SECTION I DEFINITIONS.................................................................................................1
1.1      "Administrative Expense Claim"...............................................................................1
1.2      "Affiliate"..................................................................................................1
1.3      "Allowed"....................................................................................................1
1.4      "Amended Bylaws".............................................................................................2
1.5      "Amended Certificate of Incorporation".......................................................................2
1.6      "ASCI".......................................................................................................2
1.7      "ASCI Common Stock"..........................................................................................2
1.8      "ASCI Holdings Czech"........................................................................................2
1.9      "ASCI Holdings Czech Common Stock"...........................................................................2
1.10     "ASCI Holdings Germany"......................................................................................2
1.11     "ASCI Holdings Germany Common Stock".........................................................................2
1.12     "ASCI Holdings Mexico".......................................................................................2
1.13     "ASCI Holdings Mexico Common Stock"..........................................................................3
1.14     "ASCI Holdings UK"...........................................................................................3
1.15     "ASCI Holdings UK Common Stock"..............................................................................3
1.16     "Avoidance Action"...........................................................................................3
1.17     "Ballot".....................................................................................................3
1.18     "Bankruptcy Code"............................................................................................3
1.19     "Bankruptcy Rules"...........................................................................................3
1.20     "Business Day"...............................................................................................3
1.21     "Cash".......................................................................................................3
1.22     "Cash Investment Yield"......................................................................................3
1.23     "Causes of Action"...........................................................................................3
1.24     "Claim"......................................................................................................3
1.25     "Claims Agent"...............................................................................................4
1.26     "Class"......................................................................................................4
1.27     "Collateral".................................................................................................4
1.28     "Confirmation Date"..........................................................................................4
1.29     "Confirmation Hearing".......................................................................................4
1.30     "Confirmation Order".........................................................................................4
1.31     "Corporate Indemnities"......................................................................................4
1.32     "Consummation Date Reduction Amount".........................................................................4
1.33     "Court"......................................................................................................4
1.34     "Creditors' Committee".......................................................................................4
1.35     "Cure".......................................................................................................4
1.36     "D&O Policies"...............................................................................................5
1.37     "Debtor Subsidiaries"........................................................................................5
1.38     "Debtors"....................................................................................................5



1.39     "Debtors-in-Possession"......................................................................................5
1.40     "Disallowed Claim"...........................................................................................5
1.41     "Disallowed Equity Interest".................................................................................5
1.42     "Disclosure Statement".......................................................................................5
1.43     "Disclosure Statement Approval Date".........................................................................5
1.44     "Disclosure Statement Approval Order"........................................................................5
1.45     "Disputed Claim".............................................................................................5
1.46     "Disputed Equity Interest"...................................................................................5
1.47     "Disputed Reserve"...........................................................................................6
1.48     "Distributable Shares".......................................................................................6
1.49     "Distributed Shares".........................................................................................6
1.50     "Distributions"..............................................................................................6
1.51     "Effective Date".............................................................................................6
1.52     "Entity".....................................................................................................6
1.53     "Equity Interest"............................................................................................6
1.54     "Equity Distributable Shares"................................................................................6
1.55     "Estate".....................................................................................................6
1.56     "Excluded Claims"............................................................................................6
1.57     "Final Order"................................................................................................7
1.58     "GAAP".......................................................................................................7
1.59     "Indemnification Parties"....................................................................................7
1.60     "Indemnification Rights".....................................................................................7
1.61     "Indenture"..................................................................................................7
1.62     "Indenture Trustee"..........................................................................................7
1.63     "Intercreditor Agreement"....................................................................................7
1.64     "Liabilities"................................................................................................7
1.65     "Lien".......................................................................................................8
1.66     "Mutual Release".............................................................................................8
1.67     "New Common Stock"...........................................................................................8
1.68     "New Warrants"...............................................................................................8
1.69     "Non-Debtor Affiliates"......................................................................................8
1.70     "Noteholder Claims"..........................................................................................8
1.71     "Noteholder Distributable Shares"............................................................................8
1.72     "Noteholders"................................................................................................8
1.73     "Old Capital Stock"..........................................................................................8
1.74     "Old Common Stock"...........................................................................................9
1.75     "Old Stock Options"..........................................................................................9
1.76     "Person".....................................................................................................9
1.77     "Petition Date"..............................................................................................9
1.78     "Plan".......................................................................................................9
1.79     "Plan Supplement"............................................................................................9
1.80     "Plan Transactions"..........................................................................................9
1.81     "Potential Rejection Claim"..................................................................................9
1.82     "Potential Rejection Claimant"...............................................................................9

                                     TOC ii



1.83     "Priority Non-Tax Claim".....................................................................................9
1.84     "Priority Tax Claim".........................................................................................9
1.85     "Professional Fees"..........................................................................................9
1.86     "Ratable Proportion"........................................................................................10
1.87     "Record Date"...............................................................................................10
1.88     "Registration Rights Agreement".............................................................................10
1.89     "Reinstated" or "Reinstatement".............................................................................10
1.90     "Rejection/Assignment Schedule".............................................................................10
1.91     "Released Claims"...........................................................................................10
1.92     "Released Parties"..........................................................................................11
1.93     "Reorganization Cases"......................................................................................11
1.94     "Reorganized Safety Components".............................................................................11
1.95     "Reorganized SCI"...........................................................................................11
1.96     "Restructuring Agreement"...................................................................................11
1.97     "Safety Components".........................................................................................11
1.98     "Safety Components DIP Severance Plan"......................................................................11
1.99     "Safety Components Group"...................................................................................11
1.100    "Saudi Receivable"..........................................................................................11
1.101    "Schedules".................................................................................................11
1.102    "SCI".......................................................................................................11
1.103    "SCFTI".....................................................................................................11
1.104    "SCFTI Common Stock"........................................................................................12
1.105    "Secured Claim".............................................................................................12
1.106    "Securities Act"............................................................................................12
1.107    "Securities Class Actions/Suits"............................................................................12
1.108    "Securities Class Action Plaintiffs"........................................................................12
1.109    "Securities Class Action Settlement"........................................................................12
1.110    "Securities Class Action Memorandum of Understanding".......................................................13
1.111    "Securities Fraud Claims"...................................................................................13
1.112    "Securities Fraud Released Parties".........................................................................13
1.113    "Senior DIP Agent"..........................................................................................13
1.114    "Senior DIP Facility".......................................................................................13
1.115    "Senior DIP Loan Agreement".................................................................................13
1.116    "Senior DIP Facility Claims"................................................................................14
1.117    "Senior Exit Facility"......................................................................................14
1.118    "Senior Exit Facility Commitment Letter"....................................................................14
1.119    "Stock Distribution"........................................................................................14
1.120    "Subordinated DIP Agent"....................................................................................14
1.121    "Subordinated DIP Facility".................................................................................14
1.122    "Subordinated DIP Facility Claims"..........................................................................14
1.123    "Subordinated DIP Loan Agreement"...........................................................................14
1.124    "Subordinated DIP Liens"....................................................................................14
1.125    "Subordinated DIP Interest and Fees"........................................................................14
1.126    "Subordinated DIP Loans"....................................................................................15

                                     TOCiii



1.127    "Subordinated Exit Facility"................................................................................15
1.128    "Subordinated Exit Facility Notes"..........................................................................15
1.129    "Subordinated Exit Loan Agreement"..........................................................................15
1.130    "Subordinated Exit Loans"...................................................................................15
1.131    "Subsidiary"................................................................................................15
1.132    "Subsidiaries Amended Bylaws"...............................................................................15
1.133    "Subsidiaries Amended Certificates of Incorporation"........................................................15
1.134    "Subsidiary Common Stock"...................................................................................16
1.135    "10 1/8% Senior Subordinated Notes".........................................................................16
1.136    "United States Trustee".....................................................................................16
1.137    "Unofficial Noteholders' Committee".........................................................................16
1.138    "Unsecured Claim"...........................................................................................16
1.139    "Unsecured Deficiency Claim"................................................................................16
1.140    "VIL".......................................................................................................16
1.141    "Voting Deadline"...........................................................................................16
1.142    "Zummo".....................................................................................................16
1.143    "Zummo Employment Contract".................................................................................16
1.144    "Zummo Shares"..............................................................................................16

SECTION II INTERPRETATION; APPLICATION OF DEFINITIONS, RULES OF CONSTRUCTION AND COMPUTATION OF TIME.................17

SECTION III PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS, PRIORITY TAX CLAIMS AND OTHER UNCLASSIFIED CLAIMS..............17
3.1      Administrative Expense Claims...............................................................................17
3.2      Payment of Senior DIP Facility Claims.......................................................................18
3.3      Treatment of Subordinated DIP Facility Claims...............................................................18
3.4      Priority Tax Claims.........................................................................................19

SECTION IV CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.............................................................20
4.1      Summary.....................................................................................................20
4.2      Classification and Treatment:...............................................................................20
4.2.1    Class 1:  Priority Non-Tax Claims...........................................................................20
4.2.2    Class 2:  Secured Claims....................................................................................20
4.2.3    Class 3:  Noteholder Claims.................................................................................20
4.2.4    Class 4:  Unsecured Claims..................................................................................21
4.2.5    Class 5:  Old Common Stock..................................................................................21
4.2.6    Class 6:  Other Equity Interests............................................................................21
4.2.7    Class 7:  Subsidiary Common Stock...........................................................................21

SECTION V TREATMENT OF CLAIMS AND EQUITY  INTERESTS UNDER THE PLAN...................................................21
5.1      Designation of Treatment....................................................................................21
5.2      Claims Against and Equity Interests in the Debtors..........................................................21
5.2.1    Class 1:  Priority Non-Tax Claims...........................................................................21

                                     TOCiv



5.2.2    Class 2:  Secured Claims....................................................................................22
5.2.3    Class 3:  Noteholder Claims.................................................................................22
5.2.4    Class 4:  Unsecured Claims..................................................................................22
5.2.5    Class 5:  Old Common Stock..................................................................................23
5.2.6    Class 6:  Other Equity Interests............................................................................23
5.2.7    Class 7:  Subsidiary Common Stock...........................................................................23

SECTION VI PROVISIONS REGARDING NEW COMMON STOCK AND NEW WARRANTS DISTRIBUTED PURSUANT TO THE PLAN...................23
6.1      New Common Stock............................................................................................23
6.1.1    Authorization...............................................................................................23
6.1.2    Par Value...................................................................................................24
6.1.3    Registration of New Common Stock............................................................................24
6.1.4    Listing of New Common Stock.................................................................................24
6.1.5    Rights......................................................................................................24
6.2      New Warrants................................................................................................24

SECTION VII  IMPAIRED AND UNIMPAIRED CLASSES OF CLAIMS  AND EQUITY INTERESTS UNDER THE PLAN;  ACCEPTANCE OR
REJECTION OF THE PLAN................................................................................................24
7.1      Holders of Claims and Equity Interests Entitled to Vote.....................................................24
7.2      Acceptance by Unimpaired Classes............................................................................25
7.3      Elimination of Vacant Classes...............................................................................25
7.4      Non-consensual Confirmation.................................................................................25
7.5      Revocation of the Plan......................................................................................25

SECTION VIII MEANS OF IMPLEMENTATION OF THE PLAN.....................................................................26
8.1      Transactions on the Effective Date..........................................................................26
8.2      Substantive Consolidation...................................................................................26
8.3      Reorganized Safety Components' Obligations Under the Plan...................................................27
8.4      Continuation of Business....................................................................................27
8.5      Charter and Bylaws..........................................................................................27
8.6      Cancellation of Equity Interests............................................................................27
8.7      The Boards of Directors of Reorganized Safety Components....................................................27
8.8      Operations of Safety Components Between Confirmation and the Effective Date.................................28
8.9      Exclusivity Period..........................................................................................28
8.10     Revesting of Assets.........................................................................................28
8.11     Creditors' Committee........................................................................................28
8.12     Effectuating Documents; Further Transactions................................................................28
8.13     Assumptions of Liabilities..................................................................................29
8.14     Distributions under the Plan................................................................................29
8.15     Substantial Consummation....................................................................................29
8.16     Preservation of Certain Causes of Action; Defenses..........................................................29
8.17     Cancellation of Existing Securities.........................................................................30
8.18     Employment and Related Settlement Terms for Zummo...........................................................30

                                     TOC v



SECTION IX DISTRIBUTIONS UNDER THE PLAN..............................................................................31
9.1      Timing of Distributions.....................................................................................31
9.2      Delivery of Distributions...................................................................................31
9.3      Record Date for Distributions...............................................................................32
9.3.1    Record Date for Equity Interests............................................................................32
9.3.2    Record Date for Holders of Claims...........................................................................32
9.4      Time Bar to Cash Payments by Check..........................................................................32
9.5      Manner of Cash Payments Under the Plan......................................................................32
9.6      Disputed Reserves...........................................................................................32
9.7      Limitations upon Funding of Disputed Reserves...............................................................33
9.8      Tax Requirements for Income Generated by Disputed Reserves..................................................33
9.9      Estimation of Claims........................................................................................33
9.10     Distributions After Effective Date..........................................................................34
9.11     Fractional Shares...........................................................................................34
9.12     Fractional Cents............................................................................................34
9.13     De Minimis Distributions....................................................................................34
9.14     Interest on Claims..........................................................................................35
9.15     No Distribution in Excess of Allowed Amount of Claim........................................................35
9.16     Ordinary Course Liabilities.................................................................................35
9.17     Setoffs.....................................................................................................35
9.18     Payment of Taxes on Distributions Received Pursuant to Plan.................................................36

SECTION X DISPUTED CLAIMS AND EQUITY INTEREST UNDER THE PLAN.........................................................36
10.1     Objection Deadline..........................................................................................36
10.2     Prosecution of Objections after the Effective Date..........................................................36
10.3     No Distributions Pending Allowance..........................................................................36
10.4     Withholding of Allocated Distributions......................................................................36
10.5     Distribution When a Disputed Claim or Equity Interest Becomes an Allowed Claim or Equity Interest...........36

SECTION XI CLASS ACTION SETTLEMENT...................................................................................37
11.1     Approval of Securities Class Action Settlement..............................................................37
11.2     Reduction of Judgments against Parties Who Have Cross-Claims against Released Parties.......................37
11.3     Release of Released Parties from all Securities Fraud Claims................................................37
11.4     Release by Safety Components of its Directors, Officers and Employees from all Securities Fraud Claims......38
11.5     Release and Discharge from All Securities Fraud Claims......................................................38

SECTION XII EXECUTORY CONTRACTS AND UNEXPIRED LEASES UNDER THE PLAN..................................................38
12.1     General Treatment...........................................................................................38
12.2     Rejected or Assigned Executory Contracts; Rejection/Assignment Schedule.....................................39
12.3     Limited Survival of the Debtors' Corporate Indemnities......................................................39
12.4     Payments Related to Assumption of Executory Contracts and Unexpired Leases..................................39

                                     TOC vi



12.5     Bar Date for Rejection Damages..............................................................................40
12.6     Compensation and Benefit Programs...........................................................................40
12.7     Retiree Benefits............................................................................................40

SECTION XIII CONDITIONS PRECEDENT TO THE CONFIRMATION DATE AND THE EFFECTIVE DATE....................................40
13.1     Conditions Precedent to the Confirmation of the Plan........................................................40
13.2     Conditions Precedent to the Effective Date of the Plan......................................................43
13.3     Waiver of Conditions Precedent..............................................................................43
13.4     Effect of Failure or Absence of Waiver of Conditions Precedent to the Effective Date of
         the Plan....................................................................................................44

SECTION XIV EFFECT OF CONFIRMATION...................................................................................44
14.1     Reorganized Safety Components' Authority....................................................................44
14.2     Vesting and Liens...........................................................................................44
14.3     Discharge of the Debtors....................................................................................44
14.4     Term of Injunctions or Stays................................................................................46

SECTION XV RELEASES, INJUNCTION AND WAIVER OF CLAIMS.................................................................46
15.1     Release of the Debtors, Debtors-in-Possession and Reorganized Safety Components.............................46
15.2     Limited Release of Released Parties by Persons Accepting Distributions Under the Plan.......................46
15.3     Injunction..................................................................................................47
15.4     Avoidance and Recovery Actions..............................................................................47
15.5     Exculpation.................................................................................................47
15.6     Release of Released Parties by Safety Components............................................................47

SECTION XVI RETENTION OF JURISDICTION................................................................................48
16.1     Retention of Jurisdiction...................................................................................48
16.2     Modification of the Plan....................................................................................50

SECTION XVII MISCELLANEOUS PROVISIONS................................................................................50
17.1     Payment of Statutory Fees...................................................................................50
17.2     Role of Indenture Trustee; Fees and Expenses of Indenture Trustee...........................................51
17.3     Impact of Releases upon the Securities and Exchange Commission..............................................51
17.4     Governing Law...............................................................................................51
17.5     Notices.....................................................................................................51
17.6     Further Documents and Action................................................................................54
17.7     Plan Supplement.............................................................................................54
17.8     Plan Controls...............................................................................................54
17.9     Reservation of Rights.......................................................................................54
17.10    Injunction Regarding Worthless Stock Deduction..............................................................54
17.11    Tax Reporting and Compliance................................................................................55
17.12    Binding Effect..............................................................................................55

                                    TOC vii

                  FIRST AMENDED JOINT PLAN OF REORGANIZATION OF
            SAFETY COMPONENTS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

     Safety Components International, Inc., Safety Components Fabric Technologies, Inc., Automotive Safety Components International, Inc., ASCI Holdings Germany (DE) Inc., ASCI Holdings UK (DE) Inc., ASCI Holdings Mexico
(DE) Inc., and ASCI Holdings Czech (DE) Inc., the Debtors and Debtors-in-Possession in the above-captioned Reorganization Cases, propose the following Joint Plan of Reorganization pursuant to the provisions of Chapter 11 of the Bankruptcy Code:


                                   SECTION I

                                   DEFINITIONS

     The following terms, when used in the Plan or any subsequent amendments or modifications thereof, shall have the meanings defined below:


     1.1 "Administrative Expense Claim" means any right to payment constituting a cost or expense of administration of the Reorganization Cases Allowed under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, (a) any actual and necessary costs and expenses of preserving the Estates of the Debtors, (b) any actual and necessary costs and expenses of operating the businesses of the Debtors, (c) any indebtedness or obligations incurred or assumed by the Debtors in the ordinary course of business in connection with the conduct of their business, (d) claims for reclamation Allowed in accordance with section 546(c)(2) of the Bankruptcy Code pursuant to a Final Order, (e) any Professional Fees, whether fixed before or after the Effective Date, and (f) any fees or charges assessed against and payable by the Estates of the Debtors under section 1930, Chapter 123, title 28, United States Code, including post-Confirmation Date and post-Effective Date fees and charges.

     1.2 "Affiliate" has the meaning ascribed to such term in section 101(2) of the Bankruptcy Code.

     1.3 "Allowed" means, with reference to any Claim (including any Administrative Expense Claim) or Equity Interest, (a) any Claim against or Equity Interest in the Debtors, proof of which was filed within the applicable period of limitation fixed by the Court in accordance with Rule 3003(c)(3) of the Bankruptcy Rules (i) as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, (ii) as to which no action has been commenced to avoid such Claim or Equity Interest within the applicable period of limitation fixed by the Plan, or (iii) as to which an objection has been interposed, to the extent such Claim or Equity Interest has been allowed (whether in whole or in part) by a Final Order, (b) if no proof of Claim was so filed, any Claim against the Debtors which has been listed by the Debtors in their respective Schedules, as such Schedules may be amended from time to time in accordance with Rule 1009 of the Bankruptcy Rules, as liquidated in amount and not disputed or contingent (or as to which the applicable proof of Claim has been withdrawn or

Disallowed), (c) if no proof of Equity Interest was so filed, any Equity Interest listed in the consolidated stockholders list maintained by Safety Components as of the Confirmation Date, (d) any Claim arising from the recovery of property under sections 550 or 553 of the Bankruptcy Code and allowed in accordance with section 502(h) of the Bankruptcy Code, (e) any Claim allowed under or pursuant to the terms of the Plan, (f) with respect to a Noteholder Claim, a Noteholder Claim or any portion thereof held by any Person or Entity listed on the Indenture Trustee's holder list in accordance with section 2.05 of the Indenture as of the Record Date, or (g) any Claim that has been allowed by a Final Order; provided, however, that Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Court shall not be considered "Allowed Claims" hereunder. Unless otherwise specified herein or by order of the Court, "Allowed Claims" shall not, for any purpose under the Plan, include interest on such Claims from and after the Petition Date.

     1.4 "Amended Bylaws" means the amended and restated bylaws of Reorganized SCI, which shall be in all material respects acceptable to the Creditors' Committee and substantially in the form contained in the Plan Supplement.

     1.5 "Amended Certificate of Incorporation" means the amended and restated certificate of incorporation of Reorganized SCI, which shall be in all material respects acceptable to the Creditors' Committee and substantially in the form contained in the Plan Supplement.

     1.6 "ASCI" means Automotive Safety Components International, Inc., a Delaware corporation and a Debtor and Debtor-in-Possession in Reorganization Case No. 00-1646 (JJF).

     1.7 "ASCI Common Stock" means the common stock of ASCI with a par value of $0.01 per share, authorized and outstanding on the Petition Date, all of which is held by SCI.

     1.8 "ASCI Holdings Czech" means ASCI Holdings Czech (DE) Inc., a Delaware corporation and a Debtor and Debtor-in-Possession in Reorganization Case No. 00-1650 (JJF).

     1.9 "ASCI Holdings Czech Common Stock" means the common stock of ASCI Holdings Czech with a par value of $0.01 per share, authorized and outstanding on the Petition Date, all of which is held by ASCI.

     1.10 "ASCI Holdings Germany" means ASCI Holdings Germany (DE) Inc., a Delaware corporation and a Debtor and Debtor-in-Possession in Reorganization Case No. 00-1647 (JJF).

     1.11 "ASCI Holdings Germany Common Stock" means the common stock of ASCI Holdings Germany with a par value of $0.01 per share, authorized and outstanding on the Petition Date, all of which is held by ASCI.

     1.12 "ASCI Holdings Mexico" means ASCI Holdings Mexico (DE) Inc., a Delaware corporation and a Debtor and Debtor-in-Possession in Reorganization Case No. 00-1649 (JJF).


                                     PLN-2

     1.13 "ASCI Holdings Mexico Common Stock" means the common stock of ASCI Holdings Mexico with a par value of $0.01 per share, authorized and outstanding on the Petition Date, all of which is held by ASCI.

     1.14 "ASCI Holdings UK" means ASCI Holdings UK (DE) Inc., a Delaware corporation and a Debtor and Debtor-in-Possession in Reorganization Case No. 00-1648 (JJF).

     1.15 "ASCI Holdings UK Common Stock" means the common stock of ASCI Holdings UK with a par value of $0.01 per share, authorized and outstanding on the Petition Date, all of which is held by ASCI.

     1.16 "Avoidance Action" means any and all avoidance or recovery action under sections 502(d), 542, 544, 545, 547, 548, 549, 550, 551 and 553 of the
Bankruptcy Code.

     1.17 "Ballot" means the form or forms distributed to each holder of an impaired Claim or Equity Interest on which form or forms such holder of a Claim or Equity Interest may, among other things, vote to accept or reject the Plan.

     1.18 "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time, as applicable to the Reorganization Cases, as in effect on the Confirmation Date.

     1.19 "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075, title 28, United States Code, and the Local Rules of the Court, as amended from time to time and applicable to the Reorganization Cases.

     1.20 "Business Day" means any day other than (i) a Saturday, (ii) a Sunday,
(iii) any other day on which banking institutions in New York, New York are required or authorized to close by law or executive order, and (iv) the Friday after Thanksgiving.

     1.21 "Cash" means legal tender of the United States of America.

     1.22 "Cash Investment Yield" means the net yield earned by Reorganized SCI from the investment of Cash held pending distribution in accordance with the provisions of the Plan, including any Cash received by Reorganized Safety Components on account of dividends and other Distributions on New Common Stock.

     1.23 "Causes of Action" means any and all actions, causes of action, liabilities, obligations, rights, suits, debts, sums of money, damages, judgments, claims and demands whatsoever, whether known or unknown, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Petition Date or during the course of the Reorganization Cases, including through the Effective Date.

     1.24 "Claim" means a claim against any of the Debtors, whether or not asserted, as defined in section 101(5) of the Bankruptcy Code.


                                     PLN-3

     1.25 "Claims Agent" means Bankruptcy Services, LLC, the Claims and Noticing Agent for Safety Components pursuant to that certain Order appointing Bankruptcy Services, LLC as claims and noticing agent, entered on April 11, 2000.

     1.26 "Class" means a category of holders of Claims or equity interests described in Section III hereof.

     1.27 "Collateral" means any property, or interest in property, of the Estate of any of the Debtors subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance or otherwise invalid under the Bankruptcy Code or applicable state law.

     1.28 "Confirmation Date" means the date on which the Clerk of the Court enters the Confirmation Order on the docket of the Court.

     1.29 "Confirmation Hearing" means the hearing held by the Court on confirmation of the Plan, as it may be adjourned or continued from time to time.

     1.30 "Confirmation Order" means the order of the Court confirming the Plan under section 1129 of the Bankruptcy Code.

     1.31 "Corporate Indemnities" means any obligations of any member of Safety Components, pursuant to its corporate charter, by-laws, other organizational documents, or agreements entered into any time prior to the Effective Date, to indemnify its directors, officers, and/or employees with respect to all present and future actions, suits and proceedings against such member of Safety Components or such directors, officers, and/or employees, based upon any act or omission related to service with, or for or on behalf of such member of Safety Components.

     1.32 "Consummation Date Reduction Amount" has the meaning ascribed to such term in Schedule A hereto.

     1.33 "Court" means the United States District Court for the District of Delaware having jurisdiction over the Reorganization Cases and, to the extent of any reference under section 157 of title 28 of the United States Code, the unit of such District Court under section 151 of title 28 of the United States Code.

     1.34 "Creditors' Committee" means the official committee of unsecured creditors appointed by the United States Trustee in the Reorganization Cases on April 18, 2000 to represent unsecured creditors of the Debtors, as such committee may be constituted from time to time.

     1.35 "Cure" means the Distribution of Cash, or such other property as may be agreed upon by the parties and/or ordered by the Court, with respect to the assumption of an executory contract or unexpired lease, pursuant to section 365(b) of the Bankruptcy Code, in an amount equal to all accrued, due and unpaid monetary obligations, without interest, or such other amount as may be agreed


                                     PLN-4
upon by the parties or ordered by the Court, under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable non-bankruptcy law.

     1.36 "D&O Policies" means the National Union Fire Insurance Company of Pittsburgh policy, dated May 1, 1998, and any and all similar insurance policies providing insurance coverage to, among others, directors and officers of any member of Safety Components.

     1.37 "Debtor Subsidiaries" means, collectively, Safety Components Fabric Technologies, Inc., Automotive Safety Components International, Inc., ASCI Holdings Germany (DE), Inc., ASCI Holdings UK (DE) Inc., ASCI Holdings Mexico
(DE), Inc. and ASCI Holdings Czech (DE), Inc., each of which are either direct or indirect Subsidiaries of SCI and are Debtors and Debtors-in-Possession in the Reorganization Cases.

     1.38 "Debtors" means, collectively, the members of Safety Components.

     1.39 "Debtors-in-Possession" means the Debtors in their capacity as debtors-in-possession in the Reorganization Cases under sections 1107(a) and 1108 of the Bankruptcy Code.

     1.40 "Disallowed Claim" means (a) a Claim, or any portion thereof, that has been disallowed by a Final Order or (b) unless scheduled by the Debtors as a fixed, liquidated, non-contingent and undisputed Claim, a Claim as to which a proof of Claim bar date has been established by the Bankruptcy Code, Bankruptcy Rules or Final Order of the Court but no proof of Claim has been timely filed or deemed timely filed with the Court pursuant to either the Bankruptcy Code or any Final Order of the Court.

     1.41 "Disallowed Equity Interest" means an Equity Interest, or any portion thereof, that has been disallowed by a Final Order.

     1.42 "Disclosure Statement" means the disclosure statement relating to the Plan, including the exhibits and schedules thereto, as the same may be amended, modified or supplemented from time to time, as approved by the Court pursuant to the Disclosure Statement Approval Order.

     1.43 "Disclosure Statement Approval Date" means the date on which the Clerk of the Court enters the Disclosure Statement Approval Order on the docket of the Court approving the adequacy of the Disclosure Statement under section 1125 of the Bankruptcy Code.

     1.44 "Disclosure Statement Approval Order" means the Order approving, among other things, the Disclosure Statement, entered by the Court on July 19, 2000.

     1.45 "Disputed Claim" means a Claim, or any portion thereof, that is neither an Allowed Claim nor a Disallowed Claim.

     1.46 "Disputed Equity Interest" means an Equity Interest, or any portion thereof, that is neither an Allowed Equity Interest nor a Disallowed Equity Interest.


                                     PLN-5

     1.47 "Disputed Reserve" means a reserve of Cash, New Common Stock and/or New Warrants for the relevant Class, established herein for, among other things, the payment or other satisfaction of Disputed Claims or Disputed Equity Interests that become Allowed Claims or Allowed Equity Interests after the Effective Date, which reserve shall be held in trust for the benefit of the holders of Claims and Equity Interests and, except as provided in Section 9.6 of the Plan upon closure of a Disputed Reserve, will not constitute property of the Estates or of Reorganized Safety Components.

     1.48 "Distributable Shares" means the shares of New Common Stock representing 5,000,000 shares of New Common Stock.

     1.49 "Distributed Shares" means the shares of New Common Stock that will be distributed to holders of Allowed Unsecured Claims and holders of Allowed Equity Interests under Sections V and IX of the Plan, but excluding any shares of New Common Stock distributed or distributable pursuant to the exercise of the New Warrants.

     1.50 "Distributions" means the distribution to be made in accordance with the Plan of, as the case may be: (a) Cash, (b) New Common Stock, and/or (c) New Warrants.

     1.51 "Effective Date" means the first Business Day on which (a) all conditions precedent set forth in Section 13.2 of the Plan have been satisfied or waived as provided in Section 13.3 of the Plan and (b) no stay of the Confirmation Order is in effect.

     1.52 "Entity" has the meaning assigned to such term in section 101(15) of the Bankruptcy Code.

     1.53 "Equity Interest" means, as of the Petition Date, any capital stock or other ownership interest in SCI, whether or not transferable, and any, option, warrant or right to purchase, sell or subscribe for an ownership interest or other equity security in SCI, including, but not limited to, (i) the Old Capital Stock and (ii) redemption, conversion, exchange, voting, participation, dividend rights and liquidation preferences relating to Old Capital Stock.

     1.54 "Equity Distributable Shares" means 160,000 shares of New Common Stock, representing 3.2% of the Distributable Shares of the New Common Stock.

     1.55 "Estate" means, as to each Debtor, the estate of such Debtor in its Reorganization Case created by section 541 of the Bankruptcy Code upon the commencement of such Reorganization Case.

     1.56 "Excluded Claims" means all of Safety Components', the Estates' and Reorganized Safety Components' rights, title, and interests in and to any and all of their respective claims or Causes of Actions against any party, including those relating to, arising from, or on account of: (a) the announcement that SCI would restate its earnings for certain periods, (b) accounting irregularities, if any, and (c) the actions or non-actions, if any, of its auditors and/or accountants with


                                     PLN-6
respect to the foregoing or with respect to their role as auditor of and provider of other services, including accounting, to Safety Components prior to and at the time of the announcement of the restatements other than those claims and Causes of Action that are being released pursuant to the Securities Class Action Settlement and/or the Mutual Release. Excluded Claims include, among other claims and Causes of Action, all claims and Causes of Action that are not being released pursuant to the Class Action Settlement.

     1.57 "Final Order" means an order or judgment of the Court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending, provided, however, if an appeal, writ of certiorari, reargument or rehearing thereof has been filed or sought, such order of the Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, further, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.

     1.58 "GAAP" means generally accepted accounting principles in the United States of America.

     1.59 "Indemnification Parties" means each Person or Entity that possesses or asserts an Indemnification Right against any member of Safety Components.

     1.60 "Indemnification Rights" means all rights, if any, as to which a Person or Entity asserts or possesses based upon Corporate Indemnities.

     1.61 "Indenture" means that certain Indenture dated as of July 24, 1997, between SCI, several of SCI's direct and indirect Subsidiaries, and IBJ Schroder Bank & Trust Company, as Trustee.

     1.62 "Indenture Trustee" means the Bank of New York in its capacity as the successor indenture trustee under the Indenture.

     1.63 "Intercreditor Agreement" means that certain Intercreditor and Subordination Agreement, dated as of April 7, 2000, between the Senior DIP Agent and the Subordinated DIP Agent.

     1.64 "Liabilities" means any and all costs, expenses, actions, Causes of Action, suits, controversies, damages, claims, liabilities or demands of any nature, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, liquidated or unliquidated, matured or not matured, contingent or direct, whether arising at common law, in equity, or under any statute, based in whole or in part on any act or omission or other occurrence arising or taking place on or prior to the Effective Date.


                                     PLN-7

     1.65 "Lien" has the meaning ascribed to such term in section 101(37) of the Bankruptcy Code (but a lien that has or may be avoided pursuant to an Avoidance Action shall not constitute a Lien).

     1.66 "Mutual Release" means that certain mutual release to be executed by Zummo, the members of the Unofficial Noteholders' Committee, Reorganized Safety Components (in its capacity as successor in interest to Safety Components), and the other members of the Safety Components Group on the Effective Date, as provided for in, and in the form and substance substantially similar to the form annexed to, the Restructuring Agreement. The Mutual Release shall be in the form contained in the Plan Supplement.

     1.67 "New Common Stock" means the shares of Common Stock of Reorganized SCI, par value $0.01 per share, to be authorized by Reorganized SCI on the Effective Date.

     1.68 "New Warrants" means the new warrants of Reorganized SCI as described in Section 6.2 hereof, issued on and after the Effective Date and distributed in the manner provided in the Plan. The New Warrants shall have the terms as set forth in Section 6.2 of the Plan and shall be in all other material respects acceptable to the Creditors' Committee and substantially in the form contained in the Plan Supplement.

     1.69 "Non-Debtor Affiliates" means, collectively, Valentec International Corporation LLC, a Delaware corporation, Valentec Systems, Inc., a Delaware corporation, Galion, Inc., a Delaware corporation, CSSC, Inc., an Arizona corporation, VIC Finance, Inc., a Delaware corporation, ASCI Holdings Brazil
(DE), Inc., a Delaware corporation, Automotive Safety Components International Verwattungs GmbH, a German limited liability partnership, Automotive Safety Components International GmbH & Co. KG, a German limited partnership, Automotive Safety Components International, Limited, a United Kingdom corporation, Automotive Safety Components International, S.A. de C.V., a Mexican corporation, Automotive Safety Components International, s.r.o., a corporation of the Czech Republic, and any other entities that SCI owns a majority, directly or indirectly, of each such entity's voting stock interests.

     1.70 "Noteholder Claims" means all claims (including, but not limited to, all Claims), directly or indirectly, against Safety Components and any other obligors arising from or under, or relating in any way to, the 10 1/8% Senior Subordinated Notes and/or the Indenture.

     1.71 "Noteholder Distributable Shares" means 4,840,000 shares of New Common Stock, representing 96.8% of the Distributable Shares of the New Common Stock.

     1.72 "Noteholders" means all beneficial holders of the 10 1/8% Senior Subordinated Notes.

     1.73 "Old Capital Stock" means, collectively: (a) the Old Common Stock and
(b) the Old Stock Options.


                                     PLN-8

     1.74 "Old Common Stock" means the Common Stock of SCI with a par value of $0.01 per share, including all rights, claims and interests attendant thereto, but excluding the Zummo Shares.

     1.75 "Old Stock Options" means any options, warrants or other rights to purchase Old Common Stock, whenever granted.

     1.76 "Person" shall have the meaning ascribed to such term in section 101(41) of the Bankruptcy Code.

     1.77 "Petition Date" means April 10, 2000, the date on which the members of Safety Components filed their Chapter 11 petitions and commenced the Reorganization Cases.

     1.78 "Plan" means this First Amended Joint Plan of Reorganization, including the Plan Supplement, the schedules (including the Rejection/Assignment Schedule) and exhibits hereto, either in its present form or as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

     1.79 "Plan Supplement" means the form of documents specified in Section
17.7 of the Plan, which are incorporated herein by reference.

     1.80 "Plan Transactions" means the transactions effectuated or to be effectuated on or before the Effective Date pursuant to the terms of the Plan, including, but not limited to, the transactions described in Section VIII of the Plan.

     1.81 "Potential Rejection Claim" means the contingent Claim that a Potential Rejection Claimant may assert for damages arising from the potential rejection of an unexpired lease or executory contract with any member of Safety Components pursuant to Section XII of the Plan.

     1.82 "Potential Rejection Claimant" means any party to an unexpired lease or executory contract with any member of Safety Components that is subject to rejection under section 365 of the Bankruptcy Code pursuant to Section XII of the Plan.

     1.83 "Priority Non-Tax Claim" means any Claim of a kind specified in sections 507(a)(3), (4), (5), (6), (7) or (9) of the Bankruptcy Code.

     1.84 "Priority Tax Claim" means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

     1.85 "Professional Fees" means any Claim of a professional, retained in these Reorganization Cases, or any Reorganization Case, pursuant to sections 327 and 1103 of the Bankruptcy Code or otherwise, for compensation or reimbursement of costs and expenses relating to services incurred prior to and including the Confirmation Date, when and to the extent any such Claim is Allowed by the Court pursuant to sections 330, 331, 503(b), or 1103 of the Bankruptcy Code.


                                     PLN-9

     1.86 "Ratable Proportion" means, (i) with reference to any Distribution on account of any Allowed Claim in any Class, the ratio (expressed as a percentage) that the amount of such Allowed Claim bears to the aggregate amount of Allowed Claims of the same Class plus all Disputed Claims in such Class, and (ii) with reference to any Distribution on account of any Allowed Equity Interest in any Class, the ratio (expressed as a percentage) that the amount (in number of shares) of such Allowed Equity Interest bears to the aggregate amount (in number of shares) of Allowed Equity Interests of the same Class plus all Disputed Equity Interests in such Class.

     1.87 "Record Date" means the record date for determining an entitlement to receive Distributions under the Plan on account of Allowed Claims or Allowed Equity Interests, which shall be the Confirmation Date.

     1.88 "Registration Rights Agreement" means a registration rights agreement to be entered into pursuant to Section 6.1.3 of the Plan between Reorganized SCI and any Person or Entity entitled to become a party to such Registration Rights Agreement under Section 6.1.3 of the Plan, which agreement shall be in all material respects acceptable to the Unofficial Noteholders' Committee and in substantially the form contained in the Plan Supplement.

     1.89 "Reinstated" or "Reinstatement" means leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the holder of such Claim so as to leave such Claim unimpaired in accordance with section 1124 of the Bankruptcy Code, thereby entitling the holder of such Claim to, but not more than, (a) reinstatement of the original maturity of the obligations on which such Claim is based, and (b) payment, as provided herein, of an amount of Cash consisting solely of the sum of (i) matured but unpaid principal installments, without regard to any acceleration of maturity, accruing prior to the Effective Date, (ii) accrued but unpaid interest as of the Petition Date, and (iii) reasonable fees, expenses, and charges, to the extent such fees, expenses, and charges are Allowed under the Bankruptcy Code and are specifically provided for in the agreement or agreements on which such Claim is based; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by the Plan, or conditioning such transactions or actions on certain factors, shall not be required to be reinstated in order to accomplish Reinstatement.

     1.90 "Rejection/Assignment Schedule" means the schedule of executory contracts and unexpired leases designated by the Debtors for, as may be the case, rejection or assumption and assignment as of the Effective Date of the Plan, pursuant to sections 365 and 1123(b)(2) of the Bankruptcy Code and Section
12.2 of the Plan, which shall be in substantially the form contained in the Plan Supplement.

     1.91 "Released Claims" shall have the meaning ascribed to such term in the Subordinated DIP Loan Agreement.


                                     PLN-10

     1.92 "Released Parties" shall have the meaning ascribed to such term in
Section 15.2 of the Plan.

     1.93 "Reorganization Cases" means the cases commenced under Chapter 11 of the Bankruptcy Code by the members of Safety Components before the Court, as referenced by Case Nos. 00-1644 (JJF), 00-1645 (JJF), 00-1646 (JJF); 00-1647
(JJF); 00-1648 (JJF); 00-1649 (JJF); and 00-1650 (JJF), and which are administratively consolidated under Case No. 00-1644 (JJF).

     1.94 "Reorganized Safety Components" means, on and after the Effective Date, collectively, the members of Safety Components (and any successor thereto by merger, consolidation or otherwise).

     1.95 "Reorganized SCI" means, on and after the Effective Date, SCI (and any successor thereto by merger, consolidation or otherwise).

     1.96 "Restructuring Agreement" means that certain Restructuring Agreement, dated as of April 6, 2000, by and among members of the Safety Components Group, Zummo, and the members of the Unofficial Noteholders' Committee.

     1.97 "Safety Components" means, collectively, Safety Components International, Inc., Safety Components Fabric Technologies, Inc., Automotive Safety Components International, Inc., ASCI Holdings Germany (DE), Inc., ASCI Holdings UK (DE) Inc., ASCI Holdings Mexico (DE), Inc., and ASCI Holdings Czech
(DE), Inc., each of which are Delaware corporations and are Debtors and Debtors-in-Possession in the Reorganization Cases.

     1.98 "Safety Components DIP Severance Plan" means that certain Key Executive Severance Plan as authorized by the Court pursuant to an order dated July 12, 2000.

     1.99 "Safety Components Group" means, collectively, Safety Components and the Non-Debtor Affiliates.

     1.100 "Saudi Receivable" has the meaning ascribed to such term in Section
8.18 of the Plan.

     1.101 "Schedules" means the respective schedules of assets and liabilities and the statements of financial affairs filed with the Court on or about May 19, 2000 by the Debtors under section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules, as such schedules and statements have been or may be supplemented or amended from time to time.

     1.102 "SCI" means Safety Components International, Inc., a Delaware corporation and a Debtor and Debtor-in-Possession in Reorganization Case No. 00-1644 (JJF).

     1.103 "SCFTI" means Safety Components Fabric Technologies, Inc., a Delaware corporation and a Debtor and Debtor-in-Possession in Reorganization Case No. 00-1645 (JJF).


                                     PLN-11

     1.104 "SCFTI Common Stock" means the common stock of SCFTI with a par value of $0.01 per share, authorized and outstanding on the Petition Date, all of which is held by SCI.

     1.105 "Secured Claim" means a Claim, other than a Senior DIP Facility Claim or a Subordinated DIP Facility Claim, secured by a Lien on Collateral to the extent of the value of the Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code, or as otherwise agreed upon in writing by the Debtors and the holder of such Claim after notice to the Creditors' Committee and subject to the approval of the Court. To the extent that the value of such interest is less than the amount of the Claim which has the benefit of such security, the unsecured portion of such Claim is an Unsecured Deficiency Claim unless, in any such case, the Class of which such Claim is a part makes a valid and timely election under section 1111(b) of the Bankruptcy Code to have such Claim treated as a Secured Claim to the extent Allowed.

     1.106 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     1.107 "Securities Class Actions/Suits" means the pending actions and lawsuits relating to the Securities Fraud Claims, including, without limitation, In re Safety Components International, Inc., Civil Action No. 00-0082 (AJL), pending in the United States District Court for the District of New Jersey, which consolidated the following eight actions pending in the United States District Court for the District of New Jersey: (a) Charles W. Bozman, on his behalf and on behalf of others similarly situated, vs. Safety Components International, Inc., Case No. 99-CV-5587, filed November 30, 1999; (b) Dale A. Waters, M.D., on his behalf and on behalf of others similarly situated, vs. Safety Components International, Inc., Case No. 99-CV-5316, filed November 12, 1999; (c) Thomas Tylka, individually and on behalf of all others similarly situated, vs. Safety Components International, Inc., Case No. 99-CV-5502, filed November 23, 1999; (d) Arnold Mahler, et al., individually and on behalf of all others similarly situated, vs. Safety Components International, Inc., Case No. 99-CV-5563, filed November 24, 1999; (e) Nicholas Giannantonio, individually and on behalf of all others similarly situated, vs. Safety Components International, Inc., Case No. 99-CV-5604, filed December 1, 1999; (f) Dan Communale, individually and on behalf of all others similarly situated, vs. Safety Components International, Inc., Case No. 99-CV-5723, filed December 7, 1999; (g) Mark R. Duncan, individually and on behalf of all others similarly situated, vs. Safety Components International, Inc., Case No. 99-CV-5984, filed December 17, 1999; and (h) Mahendrakumar Patel, et al., individually and on behalf of all others similarly situated, vs. Safety Components International, Inc., Case No. 00-CV-0082, filed January 7, 2000.

     1.108 "Securities Class Action Plaintiffs" means collectively, (a) the plaintiffs in the Securities Class Actions/Suits and (b) any other Person or Entity possessing the same or similar causes of action.

     1.109 "Securities Class Action Settlement" means the settlement of the In re Safety Components International, Inc., Civil Action No. 00-0082 (AJL), pending in the United States District Court for the District of New Jersey which settlement shall be in accordance with the terms and


                                     PLN-12
conditions set forth in the Securities Class Action Memorandum of Understanding, the Plan and the stipulation of settlement and orders relating thereto, and shall be reasonably satisfactory to the Creditors' Committee in all material respects.

     1.110 "Securities Class Action Memorandum of Understanding" means that certain Memorandum of Understanding between the plaintiffs and defendants relating to In re Safety Components International, Inc., Civil Action No. 00-0082 (AJL), pending in the United States District Court for the District of New Jersey, a copy of which is annexed hereto as Exhibit 1.

     1.111 "Securities Fraud Claims" means all claims, including unknown claims, demands, rights, liabilities and causes of action of any kind whatsoever, known or unknown, asserted or which might have been asserted in a direct, derivative or other capacity against any Person or Entity, including, without limitation, claims arising out of, relating to, or in connection with (i) Safety Components' financial statements, financial reporting or internal control systems relating to Safety Components' financial reporting, (ii) the purchase, sale or other decision or action made or taken, or declined, failed or refused to be made or taken, or otherwise foregone, concerning or relating to Equity Interests, (iii) the facts, transactions, events, occurrences, acts, representations, disclosure, statements, omissions, or failures to act that were the subject of or were alleged or could have been alleged in the pending litigation asserted against SCI, the other members of Safety Components, and other persons and entities, whether asserted individually or on behalf of a class of plaintiffs which generally arise from Safety Components' accounting practices, including the Securities Class Actions/Suits, (iv) the purchase, ownership or sale of the common stock or other securities of SCI, (v) accounting irregularities or errors, if any, or alleged accounting irregularities or errors relating to the Safety Components Group, and (vi) any restatements of SCI's or any member of the Safety Components Group's financial statements or results of operations.

     1.112 "Securities Fraud Released Parties" has the meaning ascribed to such term in Section 11.3 of the Plan.

     1.113 "Senior DIP Agent" means Bank of America, N.A. in its capacity as agent for the lenders under the Senior DIP Facility.

     1.114 "Senior DIP Facility" means the loan facilities provided under the Senior DIP Loan Agreement.

     1.115 "Senior DIP Loan Agreement" means that certain $30,600,000 Senior Secured Super Priority Debtor-in-Possession Loan and Security Agreement, dated as of April 7, 2000, as such agreement may be amended from time to time, by and among SCI and certain other members of Safety Components and the Non-Debtor Affiliates party thereto, as borrowers, certain other members of Safety Components and the Non-Debtor Affiliates party thereto, as guarantors, the Senior DIP Agent, as agent, and the financial institutions party thereto, as lenders, or any successor or replacement debtor-in-possession loan facility.


                                     PLN-13

     1.116 "Senior DIP Facility Claims" means all Claims of the Senior DIP Agent and the lenders under the Senior DIP Facility against Safety Components and their affiliated obligors directly or indirectly arising from or under, or relating in any way to, the Senior DIP Facility and/or the Senior DIP Loan Agreement.

     1.117 "Senior Exit Facility" means the post-confirmation financing facility to be entered into on the Effective Date by, among others, Reorganized Safety Components and the lenders providing such financing.

     1.118 "Senior Exit Facility Commitment Letter" means a commitment letter for the Senior Exit Facility, which shall be in all material respects acceptable to the Creditors' Committee and substantially the form contained in the Plan Supplement.

     1.119 "Stock Distribution" means the Distribution of New Common Stock to holders of Allowed Unsecured Claims and Allowed Equity Interests as provided under Section V of the Plan.

     1.120 "Subordinated DIP Agent" means KeyBank National Association, in its capacity as agent for the lenders under the Subordinated DIP Facility.

     1.121 "Subordinated DIP Facility" means the loan facilities provided under the Subordinated DIP Loan Agreement.

     1.122 "Subordinated DIP Facility Claims" means all Claims of the Subordinated DIP Agent and the lenders under the Subordinated DIP Facility against Safety Components and their affiliated obligors directly or indirectly arising from or under, or relating in any way to, the Subordinated DIP Facility and/or the Subordinated DIP Loan Agreement.

     1.123 "Subordinated DIP Loan Agreement" means that certain Subordinated Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of April 7, 2000, as such agreement may be amended from time to time, by and among SCI, Automotive Safety Components International Limited, and Automotive Safety Components International GmbH & Co. KG, as borrowers, certain other Subsidiaries of SCI party thereto, as guarantors, the Subordinated DIP Agent (as agent), and Fleet Bank and KeyBank National Association, as lenders.

     1.124 "Subordinated DIP Liens" means the Liens granted by members of the Safety Components Group to secure the Subordinated DIP Facility Claims and their respective obligations under the Subordinated DIP Facility and Subordinated DIP Loan Agreement, which Liens, in accordance with the terms of, and to the extent provided under, the Subordinated DIP Loan Agreement and the Intercreditor Agreement, are subordinated to the Liens securing the Senior DIP Facility and subject to subordination in favor of the Senior Exit Facility.

     1.125 "Subordinated DIP Interest and Fees" means all interest, fees, costs and expenses due to, for the account of, or on behalf of the Subordinated DIP Agent, Fleet Bank and/or KeyBank National Association that are the obligations of Safety Components under the Subordinated DIP Facility


                                     PLN-14
and/or the Subordinated DIP Loan Agreement, including, without limitation, to the extent provided therein, all reasonable attorneys' fees and other professionals' fees and expenses.

     1.126 "Subordinated DIP Loans" means the "Term Loans" as such term is defined in and used in the Subordinated DIP Loan Agreement.

     1.127 "Subordinated Exit Facility" means the loan facilities provided under the Subordinated Exit Loan Agreement, which facility is subject to the terms and conditions set forth on Schedule A hereto.

     1.128 "Subordinated Exit Facility Notes" means the notes issued on the Effective Date in accordance with Section 3.3 of the Plan to the holders of the Subordinated DIP Facility, which notes shall be in all material respects acceptable to the Creditors' Committee and substantially in the form either contained in the Plan Supplement if available by such date or as submitted to the Court on or prior to the date of the Confirmation Hearing.

     1.129 "Subordinated Exit Loan Agreement" means the loan agreement giving effect to the treatment set forth in Section 3.3 of the Plan and the Subordinated Exit Facility, which loan agreement shall be in all material respects acceptable to the Creditors' Committee and substantially in the form either contained in the Plan Supplement if available by such date or as submitted to the Court on or prior to the date of the Confirmation Hearing.

     1.130 "Subordinated Exit Loans" means the "Term Loans" as such term is to be defined in and used in the Subordinated Exit Loan Agreement.

     1.131 "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.

     1.132 "Subsidiaries Amended Bylaws" means the amended and restated bylaws of the SCI's Subsidiaries, which shall be in all material respects acceptable to the Creditors' Committee and substantially in the form contained in the Plan Supplement.

     1.133 "Subsidiaries Amended Certificates of Incorporation" means the amended and restated certificates of incorporation of the SCI's Subsidiaries, which shall be in all material respects acceptable to the Creditors' Committee and substantially in the form contained in the Plan Supplement.


                                     PLN-15

     1.134 "Subsidiary Common Stock" means, collectively, SCFTI Common Stock, ASCI Common Stock, ASCI Holdings Germany Common Stock, ASCI Holdings UK Common Stock, ASCI Holdings Mexico Common Stock and ASCI Holdings Czech Common Stock.

     1.135 "10 1/8% Senior Subordinated Notes" means those certain 10 1/8% Senior Subordinated Notes due 2007, Series B issued by SCI under the Indenture.

1.136 "United States Trustee" means the Acting United States Trustee appointed under section 591, title 28, United States Code to serve in the District of Delaware.

     1.137 "Unofficial Noteholders' Committee" means the unofficial committee of holders of 10 1/8% Senior Subordinated Notes comprised of Sun America Investments, American International Group, Wayland Investment Fund, LLC, Putnam Fiduciary Trust Company, The Putnam Advisory Company, Inc. and Putnam Investment Management, Inc., and certain affiliates of the foregoing, each as holders or investment managers or advisors for certain discretionary accounts that are holders or beneficial owners of the 10 1/8% Senior Subordinated Notes.

     1.138 "Unsecured Claim" means any Claim against one of the Debtors that is not an Administrative Expense Claim, Secured Claim, Priority Tax Claim or Priority Non-Tax Claim.

     1.139 "Unsecured Deficiency Claim" means, with reference to a Claim secured by a Lien against Collateral, an amount equal to the difference between (a) the aggregate amount of such Claim after giving effect to the operation of section 1111(b)(1)(A) of the Bankruptcy Code and (b) the amount of such Claim that is a Secured Claim; provided, however, that, in the event that the Class in which such Secured Claim is classified makes the election under section 1111(b)(2) of the Bankruptcy Code in accordance with Rule 3014 of the Bankruptcy Rules, the Unsecured Deficiency Claim otherwise relating to such Secured Claim shall be extinguished. An Unsecured Deficiency Claim is an Unsecured Claim.

     1.140 "VIL" means Valentec International Limited, a United Kingdom company of which Zummo is the controlling shareholder.

     1.141 "Voting Deadline" means the date set by the Court pursuant to the Disclosure Statement Approval Order by which all Ballots for acceptance or rejection of the Plan must be received by the Debtors or their Court appointed agent.

     1.142 "Zummo" means Robert A. Zummo, in his capacity as an individual, as the controlling shareholder of VIL, and as the Chief Executive Officer of Safety Components.

     1.143 "Zummo Employment Contract" has the meaning ascribed to such term in
Section 8.18 of the Plan.

     1.144 "Zummo Shares" means the shares of the Common Stock of SCI with a par value of $0.01 per share held or controlled by Zummo as of the date of the execution of the Restructuring


                                     PLN-16

Agreement, including all rights, claims and interests attendant thereto, regardless of whether such shares, rights, claims or interests are held or controlled by Zummo or subsequent transferee(s) on the Record Date.



                                   SECTION II

                         INTERPRETATION; APPLICATION OF
           DEFINITIONS, RULES OF CONSTRUCTION AND COMPUTATION OF TIME

     Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. Unless otherwise specified, all section, schedule or exhibit references in the Plan are to the respective section of, or schedule or exhibit to, the Plan. For purposes of the Plan (a) any reference in the Plan to a contract, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions, (b) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified, or supplemented and (c) unless otherwise specified, all references in the Plan to Sections, Articles, Schedules, and Exhibits are references to Sections, Articles, Schedules, and Exhibits of or to the Plan. The words "herein," "hereof," "hereto," "hereunder," and other words of similar meaning refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan. A capitalized term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code or in the exhibits hereto. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of the Plan. Unless otherwise indicated herein, all references to dollars means United States dollars. In computing any period of time prescribed or allowed by the Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006(a) shall apply.

                                  SECTION III

                            PAYMENT OF ADMINISTRATIVE
        EXPENSE CLAIMS, PRIORITY TAX CLAIMS AND OTHER UNCLASSIFIED CLAIMS

     3.1 Administrative Expense Claims.

     Allowed Administrative Expense Claims shall be paid in Cash, in full, on the Effective Date, or as soon as practicable after such Claims become Allowed Claims if the date of allowance is later than the Effective Date, or in such amounts and on such other terms either as may be agreed on between the holders of such Claims and the Debtors or Reorganized Safety Components, or according to the ordinary business terms agreed upon by, and in the ordinary course of business of, Safety Components or Reorganized Safety Components and such holders.


                                     PLN-17

     3.2 Payment of Senior DIP Facility Claims.

     All Allowed Senior DIP Facility Claims against the Debtors shall be paid
(a) on the Effective Date in full in Cash, or in a manner otherwise permitted pursuant to the terms of the Senior DIP Facility and the Senior DIP Loan Agreement, or (b) on such other terms as may be mutually agreed upon among (i) the holders of the Senior DIP Facility Claims, (ii) Safety Components or Reorganized Safety Components, as the case may be, and (iii) the Creditors' Committee.

     3.3 Treatment of Subordinated DIP Facility Claims.

     On the Effective Date, holders of Allowed Subordinated DIP Facility Claims, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Subordinated DIP Facility Claims, shall receive the treatment afforded to such holders under the Subordinated Exit Facility to be provided by the Subordinated DIP Lenders. The agreement of such parties to provide the Subordinated Exit Facility is subject to the terms and conditions set forth on Schedule A hereto. On the Effective Date, the holders of Allowed Subordinated DIP Facility Claims shall receive (a) the Subordinated Exit Notes, (b) payment of the Consummation Date Reduction Amount, if any, and (c) payment in full in cash of all other amounts (other than principal) due and owing under the Subordinated DIP Facility, including, to the extent provided thereunder, Subordinated DIP Interest and Fees. In addition, on the Effective Date, the holders of Allowed Subordinated DIP Facility Claims shall be deemed to be, and shall be, automatically released by each member of the Safety Components Group and each other party in interest in these Reorganization Cases from all Released Claims and all claims of any type and nature that arise out of or relate to the financial accommodations extended by the Subordinated DIP Lenders under the Subordinated DIP Facility and/or the Subordinated DIP Loan Agreement, which release shall be effective on the Effective Date without any further act of any Entity. Any Subordinated DIP Lien treated in accordance with the foregoing that was subordinated or junior to any other Lien in the same Collateral prior to the Effective Date shall be subordinate or junior to the extent such other Lien is restructured, otherwise remains in existence following the Effective Date, or is replaced by the Senior Exit Facility, to the same extent following the Effective Date and the restructuring contemplated in the Plan. The above-described treatment shall be in complete satisfaction of the Subordinated DIP Facility Claims against each member of the Safety Components Group.





                                     PLN-18

     3.4 Priority Tax Claims.

     On the Effective Date, or as soon as practicable after such Claim becomes an Allowed Claim if the date of allowance is later than the Effective Date, a holder of an Allowed Priority Tax Claim shall be entitled to receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Tax Claim (a) deferred Cash payments in an aggregate principal amount equal to the amount of such Allowed Priority Tax Claim plus interest on the unpaid portion thereof at the rate of eight percent (8%) per annum from the Effective Date through the date of payment thereof or (b) such other treatment as to which the Debtors and such holder shall have agreed upon in writing, with the approval of the Court and the Creditors' Committee. If deferred Cash payments are made to a holder of an Allowed Priority Tax Claim, payments of principal shall be made in annual installments, each such installment amount being equal to ten percent (10%) of such Allowed Priority Tax Claim plus accrued and unpaid interest, with the first payment to be due on the first anniversary of the Effective Date, and subsequent payments to be due on each successive anniversary of the first payment date or as soon thereafter as is practicable; provided, however, that any installments remaining unpaid on the date that is six years after the date of assessment of the tax that is the basis of the Allowed Priority Tax Claim shall be paid on the first Business Day following such date, together with any accrued and unpaid interest to the date of payment; provided, further, that the Debtors and Reorganized Safety Components reserve the right to pay any Allowed Priority Tax Claim, or any remaining balance of such Allowed Priority Tax Claim, in full at any time on or after the Effective Date without premium or penalty.






                                     PLN-19

                                   SECTION IV

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

     4.1 Summary.

     For purposes of all confirmation issues, including, without limitation, voting, confirmation and distribution, except as otherwise provided herein, all Claims against the Debtors (except for Administrative Expense Claims, Senior DIP Facility Claims, Subordinated DIP Facility Claims and Priority Tax Claims) and equity interests in the Debtors are classified as follows:

===================== =================================================== =====================================================
CLASS                 CLASS NAME                                          STATUS
===================== =================================================== =====================================================
Class 1               Priority Non-Tax Claims                             Unimpaired - not entitled to vote
--------------------- --------------------------------------------------- -----------------------------------------------------
Class 2               Secured Claims                                      Unimpaired - not entitled to vote
--------------------- --------------------------------------------------- -----------------------------------------------------
Class 3               Noteholder Claims                                   Impaired - entitled to vote
--------------------- --------------------------------------------------- -----------------------------------------------------
Class 4               Unsecured Claims                                    Impaired - entitled to vote
--------------------- --------------------------------------------------- -----------------------------------------------------
Class 5               Old Common Stock                                    Impaired - entitled to vote
--------------------- --------------------------------------------------- -----------------------------------------------------
Class 6               Other Equity Interests                              Impaired  - deemed rejected and not entitled to vote
--------------------- --------------------------------------------------- -----------------------------------------------------
Class 7               Subsidiary Common Stock                             Impaired  - deemed to have accepted the plan and
                                                                          not entitled to vote
--------------------- --------------------------------------------------- -----------------------------------------------------

     4.2 Classification and Treatment:

     4.2.1 Class 1: Priority Non-Tax Claims.

Class 1 consists of all Priority Non-Tax Claims.

     4.2.2 Class 2: Secured Claims.

Class 2 consists of all Secured Claims.

     4.2.3 Class 3: Noteholder Claims.

Class 3 consists of all Noteholder Claims against the Debtors.


                                     PLN-20

     4.2.4 Class 4: Unsecured Claims.

Class 4 consists of all Unsecured Claims, including any Deficiency Claims, but excluding all Noteholder Claims.

     4.2.5 Class 5: Old Common Stock.

Class 5 consists of all interests of the holders of Old Common Stock.

     4.2.6 Class 6: Other Equity Interests.

Class 6 consists of all equity interests in Safety Components not otherwise classified in Classes 5 or 7, including, without limitation, the interests of holders of Old Stock Options and any and all Claims of the types asserted by any holder of an equity interest in Safety Components described in section 510(b) of the Bankruptcy Code.

     4.2.7 Class 7: Subsidiary Common Stock.

Class 7 consists of all interests in Subsidiary Common Stock.



                                   SECTION V

                         TREATMENT OF CLAIMS AND EQUITY
                            INTERESTS UNDER THE PLAN

     5.1 Designation of Treatment.

     The following treatment set forth in this Section V shall be accorded to Claims against and equity interests in the Debtors.

     5.2 Claims Against and Equity Interests in the Debtors.

     5.2.1 Class 1: Priority Non-Tax Claims.

     On the Effective Date, a holder of an Allowed Class 1 Priority Non-Tax Claim shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class 1 Priority Non-Tax Claim (a) Cash equal to the amount of such Allowed Class 1 Priority Non-Tax Claim, or (b) such other treatment as to which Reorganized Safety Components and such holder shall have agreed upon in writing.


                                     PLN-21

     5.2.2 Class 2: Secured Claims.

     Each holder of an Allowed Secured Claim against a Debtor will be dealt with as though a separate Class and will be treated as follows: Each holder of an Allowed Secured Claim against any of the Debtors shall, at the sole option of the Debtors, receive on the Effective Date on account of its Allowed Secured Claim (a) treatment as provided under section 1124(2) of the Bankruptcy Code, with any Cash payments required under section 1124(2) of the Bankruptcy Code being made on the Effective Date; or (b) such holder's Collateral. If the holder of an Allowed Secured Claim receives treatment as provided in (a) above, such holder shall retain the Liens securing the Allowed Secured Claim until paid in full. Any deficiency amount relating to an Allowed Secured Claim shall be treated as a Class 4 Unsecured Claim. Notwithstanding the foregoing, the Debtors and any holder of an Allowed Secured Claim may agree to any alternate treatment of such Secured Claim, which treatment may include preservation of such holder's Lien; provided, however, that such treatment shall not provide a return to such holder having a present value in excess of the amount of such holder's Allowed Secured Claim. Any such agreement must be presented to the Court and the Creditors' Committee for approval at or prior to the Effective Date, and shall not materially and adversely impact the treatment of any other creditor under the Plan.

     5.2.3 Class 3: Noteholder Claims.

     On the Effective Date, each holder of an Allowed Noteholder Claim, in full satisfaction, settlement, release for the benefit of each member of the Safety Components Group, and discharge of and in exchange for such Allowed Noteholder Claim, shall receive a Ratable Proportion of the Noteholder Distributable Shares. The above-described treatment will be in complete satisfaction of the Allowed Noteholder Claims against each member of the Safety Components Group. On the Effective Date, the Noteholder Claims shall be deemed Allowed Noteholder Claims pursuant to the Plan in the aggregate amount of $96,758,537.50.

     5.2.4 Class 4: Unsecured Claims.

     Each holder of an Allowed Unsecured Claim shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Unsecured Claim, Cash Distributions totaling 100% of its Allowed Unsecured Claim in accordance with the following:

          (a) a Cash Distribution equal to 50% of the amount of such holder's Allowed Unsecured Claim on or before the forty-fifth (45th) day following the Effective Date, or, if such Unsecured Claim becomes an Allowed Unsecured Claim after such date, within ten (10) days after such Unsecured Claim becomes an Allowed Unsecured Claim; and

          (b) a Cash Distribution equal to the remaining 50% of the amount of such holder's Allowed Unsecured Claim on or before the ninetieth
               (90th) day following the Effective Date, or, if such Unsecured Claim becomes an


                                     PLN-22

               Allowed Unsecured Claim after such date, within ten (10) days after such Unsecured Claim becomes an Allowed Unsecured Claim.

No interest shall be paid on any Class 4 Allowed Unsecured Claim.

     5.2.5 Class 5: Old Common Stock.

     On the Effective Date, each holder of Allowed Old Common Stock shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Old Common Stock, a Ratable Proportion of (a) the Equity Distributable Shares and (b) the New Warrants.

     5.2.6 Class 6: Other Equity Interests.

     A holder of any equity interest in any member of Safety Components not otherwise classified in Class 5 or Class 7 shall receive no distributions under the Plan on account of such equity interest.

     5.2.7 Class 7: Subsidiary Common Stock.

     The Subsidiary Common Stock, which is held by members of Safety Components, shall remain outstanding on and after the Effective Date except as provided in the Plan. Each holder of Subsidiary Common Stock is a proponent of the Plan and a member of Safety Components and, as such, shall receive the benefit of the Distributions made under, and the settlements and transactions reflected in, the Plan. Such holders shall not be entitled to receive any other Distributions under the Plan on account of the Subsidiary Common Stock.

                                   SECTION VI

                      PROVISIONS REGARDING NEW COMMON STOCK
                AND NEW WARRANTS DISTRIBUTED PURSUANT TO THE PLAN

     6.1 New Common Stock.

     6.1.1 Authorization.

     The charter of Reorganized SCI shall authorize the issuance of twenty million (20,000,000) shares of New Common Stock and five million (5,000,000) shares of preferred stock. Although the shares of such stock are authorized, other than the Distributable Shares, such shares shall not be issued as of the Effective Date. On the Effective Date, (a) holders of Allowed Noteholder Claims and holders of Allowed Class 5 Old Common Stock shall receive, and Reorganized SCI shall issue, Stock Distributions of the Distributable Shares of the New Common Stock in accordance with Section V hereof.


                                     PLN-23

     6.1.2 Par Value.

     The New Common Stock shall have a par value of $0.01 per share.

     6.1.3 Registration of New Common Stock.

     Each Person or Entity receiving a distribution of New Common Stock pursuant to the Plan representing at least 10% of the aggregate New Common Stock issuable pursuant to the Plan shall be entitled to become a party to the Registration Rights Agreement.

     6.1.4 Listing of New Common Stock.

     Reorganized SCI shall use its reasonable best efforts to cause the shares of New Common Stock to be listed on a national securities exchange or the NASDAQ National Market.

     6.1.5 Rights.

     The New Common Stock shall have such rights with respect to dividends, liquidation, voting, and other matters as set forth in SCI's Amended Certificate of Incorporation, its Amended Bylaws, and as provided under applicable non-bankruptcy law.

     6.2 New Warrants.

     As provided in, and subject to the restrictions set forth in this Plan, Reorganized SCI shall issue to each holder of Allowed Class 5 Old Common Stock a Ratable Proportion of New Warrants to purchase an aggregate amount of 681,818 shares of New Common Stock. The New Warrants shall be exercisable in accordance with the terms thereof during the period from the Effective Date through and including April 10, 2003. The exercise price of the New Warrants for each share of New Common Stock of Reorganized SCI shall be $19.99 per share.

                                  SECTION VII

                    IMPAIRED AND UNIMPAIRED CLASSES OF CLAIMS
                      AND EQUITY INTERESTS UNDER THE PLAN;
                       ACCEPTANCE OR REJECTION OF THE PLAN

     7.1 Holders of Claims and Equity Interests Entitled to Vote.

     (a) Each holder of an Allowed Claim or Allowed Equity Interest, or the holder of a Claim or Equity Interest that has been temporarily allowed for voting purposes only under Bankruptcy Rule 3018(a), in an impaired Class of Claims against or Equity Interests in the Debtors, shall be entitled to vote separately to accept or reject the Plan as provided in the Disclosure Statement Approval Order. Any unimpaired Class of Claims shall be deemed to have accepted the Plan. Any Class of Claims or


                                     PLN-24

Equity Interests that will not receive or retain any property on account of such Claims or Equity Interests under the Plan shall be deemed to have rejected the Plan.

     (b) Each of Classes 3, 4 and 5 is impaired under the Plan and the holders of Allowed Claims or Allowed Equity Interests in such Classes are entitled to vote on the Plan. In accordance with section 1126(g) of the Bankruptcy Code, Class 6 is conclusively deemed to have rejected the Plan. Because the Class 7 Equity Interests are held by members of Safety Components who are also proponents of the Plan, Class 7 is deemed to have accepted the Plan.

     7.2 Acceptance by Unimpaired Classes.

     Each of Classes 1 and 2 is unimpaired under the Plan and each such Class is conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.

     7.3 Elimination of Vacant Classes.

     Any Class of Claims that is not occupied as of the date of the commencement of the Confirmation Hearing by an Allowed Claim or a Claim temporarily allowed under Bankruptcy Rule 3018 shall be deemed deleted from the Plan for purposes of voting on or rejection of the Plan, and for purposes of determining acceptance or rejection of the Plan by such Class under section 1129(a)(8) of the Bankruptcy Code.

     7.4 Non-consensual Confirmation.

     The Debtors will request that the Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code in view of the deemed rejection of the Plan by Class 6. In the event that any of Classes 3, 4, and 5 fail to accept the Plan, the Debtors reserve their right (i) to modify the Plan in accordance with
Section 16.2 hereof and/or (ii) to request that the Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code notwithstanding such lack of acceptance by finding that the Plan provides fair and equitable treatment to any impaired Class of Claims and Equity Interests voting to reject the Plan.

     7.5 Revocation of the Plan.

     Subject to Section 17.8 hereof, the Debtors may revoke and withdraw the Plan at any time prior to entry of the Confirmation Order. If the Plan is so revoked or withdrawn, then it shall be deemed null and void.



                                     PLN-25

                                  SECTION VIII

                       MEANS OF IMPLEMENTATION OF THE PLAN

     8.1 Transactions on the Effective Date.

     On the Effective Date, the following shall occur (unless Safety Components and the Creditors' Committee agree otherwise):

     (a) The following shall be deemed to have occurred simultaneously:

          (1) the Amended Bylaws, the Amended Certificate of Incorporation, the Subsidiaries Amended Bylaws, and the Subsidiaries Amended Certificates of Incorporation shall become effective and binding upon Reorganized Safety Components;

          (2) the Equity Interests (including the Old Capital Stock) shall be extinguished in accordance with Section V hereof; and

          (3) The capital structure of SCI as set forth in Section 6.1.1 of the Plan shall be in effect.

     (b) The closing of the Senior Exit Facility and the Subordinated Exit Facility shall occur after the events set forth in Section 8.1(a) have occurred.

In no event shall any of the foregoing events in subsections (a) and (b) occur unless all of the foregoing events in subsections (a) and (b) occur on the same Business Day.

     8.2 Substantive Consolidation.

     On the Effective Date, pursuant to section 105(a) of the Bankruptcy Code, the Estates of the members of Safety Components will be substantively consolidated for all purposes related to the Plan, including, without limitation, for purposes of voting, confirmation, Distributions and Claim determinations. The substantive consolidation of the Estates of the members of Safety Components shall have the following effects: (a) all assets and liabilities of the Estates of the members of Safety Components shall be treated as though they were assets and liabilities of one estate, (b) no distributions shall be made under the Plan on account of intercompany Claims among the members of Safety Components, (c) no distributions shall be made under the Plan on account of the Subsidiary Common Stock, (d) all guarantees by any member of Safety Components of the obligations of any other member of Safety Components and any joint or several liability of members of Safety Components with respect to other members of the Safety Components Group shall be deemed to be one obligation of the consolidated Estates and (e) each and every Claim filed or to be filed in the Reorganization Cases against any member of Safety Component shall be deemed filed against the consolidated Estates, and shall be deemed to be one Claim against and obligation of the consolidated Estates. Such substantive


                                     PLN-26
consolidation shall not (other than for purposes related to the Plan and the Distributions to be made hereunder, other than with respect to clause (e) below) affect (a) the legal and corporate structures of Reorganized Safety Components,(b) the Subsidiary Common Stock, (c) the obligations owed by any of the Non-Debtor Affiliates to any members of Safety Components, (d) any obligations under any executory contracts or unexpired leases assumed in the Reorganization Cases, and (e) the Senior DIP Facility, the Senior Exit Facility, the Subordinated DIP Facility and the Subordinated Exit Facility.

     8.3 Reorganized Safety Components' Obligations Under the Plan.

     From and after the Effective Date, Reorganized Safety Components will perform the obligations of the members of Safety Components under the Plan.

     8.4 Continuation of Business.

     On and after the Effective Date, Reorganized Safety Components shall continue to engage in business.

     8.5 Charter and Bylaws.

     The Amended Bylaws and Amended Certificate of Incorporation of SCI and the Subsidiaries Amended Bylaws and the Subsidiaries Amended Certificates of Incorporation shall be filed as part of the Plan Supplement and shall contain such provisions as are necessary to satisfy the provisions of the Plan and, to the extent necessary, to prohibit the issuance of nonvoting equity securities (other than any warrants) as required by section 1123(a)(6) of the Bankruptcy Code, subject to further amendment of the Amended Bylaws, the Amended Certificate of Incorporation, the Subsidiaries Amended Bylaws and the Subsidiaries Amended Certificates of Incorporation, after the Effective Date, as permitted by applicable law. Except as otherwise provided herein, such Amended Bylaws, Amended Certificate of Incorporation, Subsidiaries Amended Bylaws and Subsidiaries Amended Certificates of Incorporation shall contain such indemnification provisions applicable to the officers, directors and employees of Reorganized Safety Components and such other Persons as may, in the discretion of the Board of Directors of Reorganized Safety Components, be appropriate.

     8.6 Cancellation of Equity Interests.

     On the Effective Date, all existing Equity Interests shall, without any further action, be cancelled, annulled and extinguished and any certificates representing such Equity Interests shall be null and void (except to the extent provided under Section 5.2.7 hereunder).

     8.7 The Boards of Directors of Reorganized Safety Components.

     On the Effective Date, the existing Board of Directors of each member of Safety Components shall be deemed to have resigned. The initial Board of Directors for each of Reorganized Safety Components shall be identical and shall consist of five (5) directors, who will be selected prior to the commencement of the Confirmation Hearing in accordance with the terms of the Restructuring


                                     PLN-27

Agreement. A list setting forth the identities of the members of the Boards of Directors for each member of Reorganized Safety Components, to the extent available, shall be filed as part of the Plan Supplement, or otherwise, shall be submitted to the Court on or prior to the date of the Confirmation Hearing.

     8.8 Operations of Safety Components Between Confirmation and the Effective Date.

     Safety Components shall continue to operate as Debtors-in-Possession during the period from the Confirmation Date through and until the Effective Date.

     8.9 Exclusivity Period.

     Subject to further order of the Court, Safety Components shall, pursuant to section 1121 of the Bankruptcy Code, retain the exclusive right to amend the Plan and solicit acceptances thereof until the Effective Date (or until the earliest date on which the Effective Date can no longer occur pursuant to
Section 13.4 of the Plan).

     8.10 Revesting of Assets.

     Pursuant to section 1141(b) of the Bankruptcy Code, except as otherwise provided in the Plan, the property of the Estates and Safety Components shall revest in Reorganized Safety Components on the Effective Date of the Plan. From and after the Effective Date, Reorganized Safety Components may operate their businesses and may use, acquire, and dispose of property free of any restrictions imposed under the Bankruptcy Code, the Bankruptcy Rules, and the Court. As of the Effective Date, all property of Safety Components and Reorganized Safety Components shall be free and clear of all Claims, Liens and interests, except as specifically provided in the Plan or in the Confirmation Order. Without limiting the foregoing, Reorganized Safety Components may, without application to or approval by the Court, pay Professional Fees and expenses that Reorganized Safety Components may incur after the Effective Date.

     8.11 Creditors' Committee.

     The Creditors' Committee (a) shall cease to exist on the Effective Date, provided that the Creditors' Committee shall retain standing to appear at any hearing regarding the allowance of Professional Fees, (b) as appropriate, may interpose objections to such Professional Fees, and (c) shall be entitled to obtain reimbursement for the reasonable fees and expenses of its professionals relating to the foregoing.

     8.12 Effectuating Documents; Further Transactions.

     The Chairman of the Board of Directors, the President, the Chief Operating Officer, the Chief Executive Officer, the Chief Financial Officer, or any other appropriate officer of each of the members of Safety Components or Reorganized Safety Components, as the case may be, shall be, and hereby are, authorized to execute, deliver, file, and record such contracts, instruments, releases,



                                     PLN-28
indentures, certificates, and other agreements or documents, and take such other actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. The Secretary or Assistant Secretary of Safety Components shall be authorized to certify or attest to any of the foregoing, if necessary.

     8.13 Assumptions of Liabilities.

     The Liabilities and obligations to make the Distributions as required under Sections III, IV and V of the Plan shall be assumed by Reorganized Safety Components, which shall have the Liability for, and obligation to make, all Distributions of Cash, New Common Stock, New Warrants or other securities to be issued or distributed by Reorganized Safety Components under the Plan. Reorganized Safety Components shall also assume all Liabilities and obligations to pay any expenses of Safety Components in consummating the Plan and in performing its duties as set forth in the Plan.

     8.14 Distributions under the Plan.

     On the Effective Date or such later date that Distributions are required to be made on account of Allowed Claims or Equity Interests, Safety Components or Reorganized Safety Components, as the case may be, shall make, or shall make adequate reserve for, the Distributions required to be made to all holders of Claims and Equity Interests (whether or not Allowed) under the Plan. Cash necessary to make the Distributions required under the Plan shall be provided from all excess Cash of Safety Components or Reorganized Safety Components (if any), the Senior Exit Facility, or any other source. All Distributions reserved pursuant to this Section shall be held by Safety Components or Reorganized Safety Components, in trust, for the benefit of the holders of Claims or Equity Interests entitled to received such Distributions. Cash Distributions reserved under the Plan shall be placed in one segregated account.

     8.15 Substantial Consummation.

     Substantial consummation of the Plan under section 1101(2) of the Bankruptcy Code shall not be deemed to occur, the Reorganization Cases shall remain open and not be deemed fully administered, and no final decree closing these Reorganization Cases shall be entered pursuant to section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022, until the Effective Date, at the earliest.

     8.16 Preservation of Certain Causes of Action; Defenses.

     Except as otherwise provided in the Plan, including in Section 15.4 of the Plan, in accordance with section 1123(b) of the Bankruptcy Code, Reorganized Safety Components, as successor-in-interest to Safety Components and the Estates, shall retain and may enforce such claims, rights and Causes of Action that are property of Safety Components and the Estates, including, but not limited to, the Excluded Claims, and Reorganized Safety Components shall retain and enforce all defenses and counterclaims to all Claims asserted against Safety Components or the Estates, including, but not limited to, setoff, recoupment and any rights under section 502(d) of the Bankruptcy Code.


                                     PLN-29

Reorganized Safety Components may pursue such claims, rights or Causes of Action, as appropriate, in accordance with their best interests, as determined by the Board of Directors of Reorganized SCI.

     8.17 Cancellation of Existing Securities.

     On the Effective Date, except as otherwise provided for herein, (i) all securities, equity interests, notes, bonds, indentures, and other instruments or documents evidencing or creating any indebtedness, equity interest or obligation of any member of Safety Components (except such notes or other instruments evidencing indebtedness or obligations of any member of Safety Components that are Reinstated under the Plan) shall be extinguished and canceled, and (ii) the obligations of members of Safety Components under any agreements, indentures, or certificates of designation governing any securities, equity interests, notes, bonds, indentures, and other instruments or documents evidencing or creating any indebtedness, equity interest or obligation of the members of Safety Components (except such notes or other instruments evidencing indebtedness or obligations of the members of Safety Components that are Reinstated under the Plan), as the case may be, shall be discharged.

     8.18 Employment and Related Settlement Terms for Zummo.

     Safety Components or Reorganized Safety Components, as the case may be, will continue to pay Zummo only compensation and health/insurance benefits (other than bonuses) provided for in, and according to the terms of, the April 19, 1999 employment contract between SCI and Zummo (the "Zummo Employment Agreement") for a period of two years from the Effective Date, payable over a period of twenty-four months; provided, however, that any amount which SCI is entitled to receive from Zummo as a result of the payment of past compensation to Zummo or an affiliate of SCI shall reduce the amounts payable to Zummo under the Zummo Employment Agreement, as amended pursuant to this Section. Any reduction referred to in the preceding sentence shall be made ratably over a twenty-four month period commencing on or about March 1, 2000; after that twenty-four month period, the amounts payable to Zummo shall be restored to the amount due under the Zummo Employment Agreement, as amended pursuant to this Section. After the Effective Date, Zummo will serve, at the discretion of the Board of Directors of Reorganized SCI, as a business consultant to Reorganized Safety Components. Through and including the Effective Date, Zummo's role will be limited to assisting, to the extent requested by the Board of Directors of SCI, SCI in achieving an orderly transition of the business to a new chief executive officer of Reorganized SCI. Notwithstanding anything in the Plan or Confirmation Order to the contrary, Zummo shall not receive any Distributions on account of any equity securities or interests that he owns in any member of the Safety Components Group (including on account of the Zummo Shares). On the Effective Date, Zummo, the members of the Unofficial Noteholders' Committee, Reorganized Safety Components (in its capacity as successor in interest to Safety Components), and the other members of the Safety Components Group will execute the Mutual Release. On the Effective Date, Zummo will cause VIL to grant to Reorganized SCI a first-priority lien on and security interest in an account receivable identified in the Schedules and owing by the Saudi Arabian government to VIL in the amount of $564,000 (the "Saudi Receivable"). Upon payment to SCI or Reorganized SCI, as the case may be, of the Saudi Receivable, SCI will release VIL from all further obligations related to its $1.2 million debt to SCI. If the Saudi Receivable is not paid to SCI or Reorganized SCI on or before July 1, 2001, SCI shall reduce any payments due Zummo under the


                                     PLN-30

Zummo Employment Agreement, as amended pursuant to this Section, by the full amount of the Saudi Receivable. Zummo shall continue to abide by all of the terms of the non-competition agreement set forth in section 9 of the Zummo Employment Agreement, except that notwithstanding section 9.4 of the Zummo Employment Agreement, Zummo's obligation not to compete shall terminate on the second anniversary of the Effective Date. The above-described treatment with respect to Zummo, VIL, the Debtors and the members of the Unofficial Noteholders' Committee, shall, upon entry of the Confirmation Order, pursuant to Bankruptcy Rule 9019(a), constitute a valid, binding and enforceable settlement of all of the Debtors' claims and Causes of Action against Zummo and VIL and all of Zummo's claims and Causes of Action against the Debtors as of the Effective Date.

                                   SECTION IX

                          DISTRIBUTIONS UNDER THE PLAN

     9.1 Timing of Distributions.

     If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

     9.2 Delivery of Distributions.

     Subject to Bankruptcy Rule 9010, and except as otherwise provided herein,
(a) Distributions to holders of Allowed Claims shall be made at the address of each of such holders as set forth in the Schedules filed with the Court unless superseded by the address set forth on proofs of Claim filed by such holders (or at the last known address of such holders if no proof of Claim or proof of Equity Interest is filed or if the Debtors have been notified in writing of a change of address) and (b) Distributions to holders of Allowed Class 5 Old Common Stock shall be made at the address of each of such holders as set forth in the consolidated stockholders list or transfer ledger maintained by Safety Components unless superseded by the address set forth on proofs of Equity Interests filed by such holders (or at the last known address of such holders if no proof of Equity Interest is filed or if the Debtors have been notified in writing of a change of address). If any Distribution to any holder of an Allowed Unsecured Claim or an Allowed Class 5 Old Common Stock is returned as undeliverable, Reorganized SCI shall use reasonable efforts to determine the current address of such holder, but no Distribution to any such holder shall be made unless and until Reorganized SCI has determined the then current address of such holder, at which time such Distribution to such holder shall be made to such holder without interest. Amounts in respect of any undeliverable Distributions made through Reorganized SCI shall be returned to and held, in trust, by Reorganized SCI until such Distributions are claimed. Cash Distributions that are not claimed by the expiration of one year from the Effective Date shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code and shall revest in Reorganized SCI. Distributions of New Common Stock and Warrants that are not claimed by the expiration of one year from the Effective Date shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code and shall revest in, and automatically be canceled and extinguished by,


                                     PLN-31

Reorganized SCI. After the expiration of the one year period referenced in the two preceding sentences, the claim of any holder to such Distributions shall be discharged and forever barred. Nothing contained in the Plan shall require Safety Components or Reorganized Safety Components to attempt to locate any holder of an Allowed Claim or an Allowed Equity Interest.

     9.3 Record Date for Distributions.

     9.3.1 Record Date for Equity Interests.

     At the close of business on the Record Date, the consolidated stockholders list or transfer ledger for the Equity Interests shall be closed, and there shall be no further changes in the record holders of the Equity Interests. Reorganized Safety Components, agents and servicers shall have no obligation to recognize any transfer of such Equity Interests occurring after the Record Date. Reorganized Safety Components, agents and servicers shall be entitled instead to recognize and deal for all purposes hereunder with only those record holders stated on the consolidated stockholders list or transfer ledger as of the close of business on the Record Date.

     9.3.2 Record Date for Holders of Claims.

     Except as otherwise provided in an order of the Court that is not subject to any stay, the transferees of Claims that are transferred pursuant to Bankruptcy Rule 3001 on or prior to the Record Date will be treated as the holders of such Claims for all purposes, notwithstanding that any period provided by Bankruptcy Rule 3001 for objecting to such transfer has not expired by the Record Date.

     9.4 Time Bar to Cash Payments by Check.

     Checks issued by either Safety Components or Reorganized Safety Components on account of Allowed Claims shall be null and void if not negotiated within ninety (90) days after the date of issuance thereof. Requests for reissuance of any check shall be made in writing directly to Reorganized Safety Components by the holder of the Allowed Claim with respect to which such check originally was issued on or before the later of the first anniversary of the Effective Date and the first anniversary of the date on which the Claim at issue became an Allowed Claim. After such dates, all Claims in respect of void checks shall be discharged and forever barred, and the proceeds of such checks shall revest in and become the property of Reorganized Safety Components.

     9.5 Manner of Cash Payments Under the Plan.

     Cash payments made pursuant to the Plan shall be in United States dollars by checks drawn on a domestic bank selected by Reorganized Safety Components or by wire transfer from a domestic bank, at the option of Reorganized Safety Components, as the case may be.

     9.6 Disputed Reserves.

     On the Effective Date or such later date that Distributions are required to be made on account of Allowed Claims or Equity Interests, and after making all Distributions required to be made


                                     PLN-32
on any such date under the Plan, Reorganized SCI shall establish a separate Disputed Reserve for each of the Classes, each of which Disputed Reserve shall be administered by Reorganized SCI. Reorganized SCI shall reserve the Ratable Proportion of all Cash and New Common Stock (from the Noteholder Distributable Shares) allocated for each Disputed Claim, or such amount as may be agreed by the holder of such Claim and Reorganized Safety Components (or, prior to the Effective Date, the Debtor liable on such Claim), or as may otherwise be determined by order of the Court. From the Equity Distributable Shares and New Warrants, Reorganized SCI shall reserve the Ratable Proportion of all New Common Stock and New Warrants allocated for each Disputed Equity Interest, or such amount as may be agreed by the holder of such Equity Interest and Reorganized Safety Components (or, prior to the Effective Date, SCI), or as may otherwise be determined by order of the Court. All Cash, New Common Stock and New Warrants, as applicable, allocable to the relevant Class hereunder shall be distributed by Reorganized SCI to the relevant Disputed Reserve on the Effective Date or such later date that Distributions are required to be made on account of Allowed Claims or Equity Interests. Each Disputed Reserve shall be closed and extinguished by Reorganized Safety Components upon the receipt of a written certification of Reorganized SCI that all Distributions and other dispositions of all Cash, New Warrants and/or New Common Stock required to be made hereunder have been made in accordance with the terms of the Plan. Upon closure of a Disputed Reserve, (a) all Cash (including any Cash Investment Yield and any Cash dividends on New Common Stock) held in such Disputed Reserve shall revest in and become the property of Reorganized Safety Components, and (b) all New Common Stock and New Warrants shall revest in, become the property of, and automatically be canceled and extinguished by, Reorganized Safety Components.

     9.7 Limitations upon Funding of Disputed Reserves.

     Except as expressly set forth in the Plan, Reorganized Safety Components shall have no duty to fund the Disputed Reserves.

     9.8 Tax Requirements for Income Generated by Disputed Reserves.

     Reorganized SCI shall pay, or cause to be paid, out of the funds held in a particular Disputed Reserve, any tax imposed by any federal, state or local taxing authority on the income generated by the funds or property held in such Disputed Reserve. Reorganized SCI shall file, or cause to be filed, any tax or information return related to the Disputed Reserve that is required by any federal, state or local taxing authority.

     9.9 Estimation of Claims.

     Any of the Debtors and Reorganized Safety Components may, at any time, request that the Court estimate any contingent or unliquidated Claim for which any of the Debtors is liable under the Plan, including any Claim for taxes, to the extent permitted by section 502(c) of the Bankruptcy Code regardless of whether Safety Components or Reorganized Safety Components has previously objected to such Claim or whether the Court has ruled on any such objection, and the Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal relating to any such objection. In the event that the Court estimates


                                     PLN-33
any contingent or unliquidated Claim, that estimated amount will constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors or Reorganized Safety Components may elect to pursue supplemental proceedings to object to any ultimate allowance of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently compromised, settled, withdrawn or resolved by any mechanism approved by the Court.

     9.10 Distributions After Effective Date.

     Distributions made after the Effective Date shall be deemed to have been made on the Effective Date.

     9.11 Fractional Shares.

     Notwithstanding any other provision of the Plan to the contrary, no fractional shares shall be issued pursuant to the Plan. Whenever any payment of a fraction of a share under the Plan would otherwise be required, the actual Distribution made shall reflect a rounding of such fraction to the nearest whole share (up or down), with half shares or less being rounded down and fractions in excess of half of a share being rounded up.

     9.12 Fractional Cents.

     Notwithstanding any other provision of the Plan to the contrary, no payment of fractional cents shall be made pursuant to the Plan. Whenever any payment of a fraction of a cent under the Plan would otherwise be required, the actual Distribution made shall reflect a rounding of such fraction to the nearest whole penny (up or down), with half pennies or less being rounded down and fractions in excess of half of a penny being rounded up.

     9.13 De Minimis Distributions.

     Notwithstanding anything to the contrary contained in the Plan, Reorganized SCI shall not be required to distribute, and shall not distribute, Cash to the holder of an Allowed Claim if the amount of Cash to be distributed on account of such Claim is less than $15. Any holder of an Allowed Claim on account of which the amount of Cash to be distributed is less than $15 shall have such Claim discharged and shall be forever barred from asserting any such Claim against the Debtors, Reorganized Safety Components or their respective property. Any Cash not distributed pursuant to this provision shall be the property of Reorganized Safety Components, free of any restrictions thereon.


                                     PLN-34

     9.14 Interest on Claims.

     Except as specifically provided for in the Plan or the Confirmation Order, interest shall not accrue on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim. Interest shall not accrue or be paid on any Disputed Claim in respect of the period from the Petition Date to the date a final Distribution is made thereon if and after such Disputed Claim becomes an Allowed Claim. Except as expressly provided herein, no pre-petition Claim shall be Allowed to the extent that it is for postpetition interest or other similar charges.

     9.15 No Distribution in Excess of Allowed Amount of Claim.

     Notwithstanding anything to the contrary herein, no holder of an Allowed Claim shall receive in respect of such Claim any Distribution (of a value set forth herein or in the Disclosure Statement) in excess of the Allowed Amount of such Claim.

     9.16 Ordinary Course Liabilities.

     Except as specifically provided for in the Plan, including in Section 12.5, holders of Claims against the Debtors (other than Claims for Professional Fees) based on Liabilities incurred after the Petition Date in the ordinary course of the Debtors' businesses shall not be required to file any request for payment of such Claims. Such Claims shall be assumed and paid by Reorganized Safety Components, in the ordinary course of business of Reorganized Safety Components, in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to, the transaction underlying such Claims, without any further action by the holders of such Claims.

     9.17 Setoffs.

     Except as otherwise provided in the Plan, Safety Components or Reorganized Safety Components, as the case may be, may, but shall not be required to, set off against any Claim and the Distributions to be made pursuant to the Plan in respect of such Claim, any Claims of any nature whatsoever that the Debtors may have against the holder of such Claim, but neither the failure to do so nor the allowance of any Claim under the Plan shall constitute a waiver or release by Safety Components or Reorganized Safety Components of any right of setoff any of them may have against the holder of such Claim.


                                     PLN-35

     9.18 Payment of Taxes on Distributions Received Pursuant to Plan.

     All Persons and Entities that receive Distributions under the Plan shall be responsible for reporting and paying, as applicable, taxes on account of such Distributions.

                                   SECTION X

               DISPUTED CLAIMS AND EQUITY INTEREST UNDER THE PLAN

     10.1 Objection Deadline.

     As soon as practicable, but in no event later than 90 days after the Effective Date, unless otherwise ordered by the Court, objections to Claims and Equity Interests shall be filed with the Court and served upon the holders of each such Claim or Equity Interest to which objections are made.

     10.2 Prosecution of Objections after the Effective Date.

     On and after the Effective Date, except as to applications for allowances of Professional Fees or as otherwise ordered by the Court, the filing, litigation, settlement, or withdrawal of all objections to Claims and Equity Interests, including pending objections, shall be the responsibility of Reorganized SCI. Any Claim, other than a Claim for Professional Fees, that is not an Allowed Claim shall be determined, resolved, or litigated by Reorganized SCI. Prior to the Effective Date, the filing, litigation, settlement, or withdrawal of all objections shall be the responsibility of the Debtors.

     10.3 No Distributions Pending Allowance.

     Notwithstanding any other provision hereof, if any portion of a Claim or Equity Interest is a Disputed Claim or Disputed Equity Interest, no payment or Distribution provided hereunder shall be made on account of the portion of such Claim or Equity Interest that is a Disputed Claim or Disputed Equity Interest unless and until such Disputed Claim or Disputed Equity Interest becomes an Allowed Claim or an Allowed Equity Interest, but the payment or Distribution provided hereunder shall be made on account of the portion of such Claim or Equity Interest that is an Allowed Claim or Allowed Equity Interest.

     10.4 Withholding of Allocated Distributions.

     Reorganized SCI shall withhold from the property to be distributed under the Plan, and place in trust for the benefit of holders of Disputed Claims and Disputed Equity Interests, Distributions in an amount sufficient to be distributed on account of such Disputed Claims and Disputed Equity Interests, which Distributions shall be deposited in the applicable Disputed Reserve.

     10.5 Distribution When a Disputed Claim or Equity Interest Becomes an Allowed Claim or Equity Interest.


                                     PLN-36

     Distributions to each holder of a Disputed Claim or Disputed Equity Interest, to the extent that such Claim or Equity Interest ultimately becomes an Allowed Claim or Allowed Equity Interest (and to the extent that the holder of such Claim or Equity Interest has not received prior Distributions on account of such Claim or Equity Interest), shall be made in accordance with the provisions of the Plan governing the Class of Claims or Equity Interests in which such Claim or Equity Interest is classified.

                                   SECTION XI

                             CLASS ACTION SETTLEMENT

     11.1 Approval of Securities Class Action Settlement.

     The entry of the Confirmation Order shall constitute the Court's finding and determination that the Securities Class Action Settlement (a) is in the best interest of Safety Components' estates, (b) is fair, equitable and reasonable,
(c) is made in good faith, and (d) is approved by the Court. Subject to obtaining the approval of the Securities Class Action Settlement by the Court, on the Effective Date Reorganized SCI will take all actions necessary or reasonably required to effect the matters set forth in the Securities Class Action Settlement.

     11.2 Reduction of Judgments against Parties Who Have Cross-Claims against Released Parties.

     If any Securities Class Action Plaintiff obtains a judgment against any third party based upon the facts and circumstances relating to a Securities Fraud Claim, such judgment shall be reduced to the extent that a court of competent jurisdiction determines that, but for the provisions of the Plan, such third party would have been able to obtain a judgment against one or more of the Released Parties in connection with such facts and circumstances.

     11.3 Release of Released Parties from all Securities Fraud Claims.

     In exchange for the Indemnification Parties making available to the Securities Class Action Plaintiffs a portion of the proceeds from the D&O Policies, pursuant to, and to the extent provided under, the Securities Class Action Settlement, on the Effective Date all Persons and Entities shall be presumed conclusively to have released (a) any Released Parties, (b) any Indemnification Parties, and (c) any and all current and former directors, officers, agents, attorneys, accountants, advisors, financial advisors of the foregoing (collectively, the Persons and Entities set forth in (a), (b) and (c) above, the "Securities Fraud Released Parties"), and the employees of any Securities Fraud Released Party, from any Cause of Action based on, arising from, or in any way connected with the Securities Fraud Claims. The release described in the preceding sentence shall be enforceable as a matter of contract law against any Person or Entity that holds a Securities Fraud Claim. Nothing herein shall affect the ability of the Securities Class Action Plaintiffs to obtain the proceeds of the D&O Policies provided pursuant to the Securities Class Action Settlement. Nothing in this Section 11.3 of the


                                     PLN-37

Plan shall affect or impair the preservation of the Excluded Claims by Reorganized Safety Components in accordance with Section 8.16 of the Plan.

     11.4 Release by Safety Components of its Directors, Officers and Employees from all Securities Fraud Claims.

     On the Effective Date, Safety Components shall be deemed to have released its present and former directors, officers and employees from any and all Securities Fraud Claims that are property of Safety Components (including derivative claims and claims which the Debtors and Debtors-in-Possession otherwise have legal authority to assert, compromise or settle in connection with the Reorganization Cases), and any and all such released Securities Fraud Claims shall be deemed waived and extinguished as of the Effective Date.

     11.5 Release and Discharge from All Securities Fraud Claims.

     In accordance with their classification and treatment as Class 6 Other Equity Interests, all Securities Fraud Claims, whether held by the Securities Class Action Plaintiffs or any other Person or Entity, shall be discharged on the Effective Date, and Safety Components shall be released from all such Claims, which discharge and release shall be effective and binding on the Effective Date, regardless of whether the Securities Class Action Settlement becomes effective and binding.


                                   SECTION XII

             EXECUTORY CONTRACTS AND UNEXPIRED LEASES UNDER THE PLAN

     12.1 General Treatment.

     The Plan constitutes a motion by each member of Safety Components to assume, as of the Effective Date, all executory contracts and unexpired leases to which any member of Safety Components is a party except for: (a) the executory contracts and unexpired leases specifically listed on the Rejection/Assignment Schedule, which shall either be rejected or assumed and assigned as described therein, and (b) the executory contracts and unexpired leases dealt with herein or pursuant to a Final Order of the Court entered on or before the Effective Date. The Confirmation Order shall constitute an order of the Court approving such assumptions pursuant to section 365 of the Bankruptcy Code as of the Effective Date. Each assumed executory contract and unexpired lease of Safety Components that relates to the use or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vaults, tunnel or bridge agreements, or franchises, and any other interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to a Final Order of the Court.


                                     PLN-38

     12.2 Rejected or Assigned Executory Contracts; Rejection/Assignment
Schedule.

     Except as otherwise provided herein or pursuant to a Final Order of the Court, effective as of the Confirmation Date, all executory contracts and unexpired leases of the Debtors specifically listed on the Rejection/Assignment Schedule shall be deemed to be automatically, as set forth therein, (a) rejected or (b) assumed and assigned, as the case may be, as of the Confirmation Date. The Confirmation Order shall constitute an order of the Court approving such (a) rejections or (b) assumptions and assignments, as the case may be, pursuant to section 365 of the Bankruptcy Code as of the Confirmation Date. Safety Components may at any time on or before the Confirmation Date amend the Rejection/Assignment Schedule to delete therefrom or add thereto any executory contract or unexpired lease, in which event such executory contract or unexpired lease shall be deemed to be rejected, assumed and assigned, or assumed, as the case may be. The Debtors shall provide notice of any amendments to the Rejection/Assignment Schedule to the parties to the executory contracts or unexpired leases affected thereby, counsel to the Creditors' Committee, and to parties who have requested notice pursuant to Bankruptcy Rule 2002. The fact that any contract or lease is listed on the Rejection/Assignment Schedule shall not constitute or be construed to constitute an admission that such contract or lease is an executory contract or unexpired lease within the meaning of section 365 of the Bankruptcy Code or that Safety Components or any successor in interest to any member of Safety Components (including Reorganized Safety Components) has any liability thereunder.

     12.3 Limited Survival of the Debtors' Corporate Indemnities.

     Notwithstanding anything in the Plan to the contrary, the Corporate Indemnities shall be deemed and treated as separate executory contracts for each express beneficiary thereof and treated as follows:

          (a) the Indemnification Rights of officers, directors and employees who remain employed by Safety Components as of or after the first day immediately following the Petition Date shall be fully assumed as of the Effective Date pursuant to Sections 365 and 1123(b)(2) of the Bankruptcy Code; and

          (b) all other Indemnification Rights shall be deemed rejected as of the Confirmation Date pursuant to Sections 365 and 1123(b)(2) of the Bankruptcy Code, provided, however, that such rejection shall have no effect upon any party's rights to insurance coverage available under the D&O Policies (after giving effect to the Class Action Settlement and the distributions from the D&O Policies provided thereunder).

     12.4 Payments Related to Assumption of Executory Contracts and Unexpired Leases.

     Any monetary amounts by which each executory contract and unexpired lease to be assumed under the Plan may be in default shall be satisfied by Cure, under section 365(b)(1) of the Bankruptcy Code. In the event of a dispute regarding
(a) the nature or the amount of any Cure, (b) the ability of Reorganized Safety Components to provide "adequate assurance of future performance"


                                     PLN-39

(within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (c) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order resolving the dispute.

     12.5 Bar Date for Rejection Damages.

     If the rejection by Safety Components, pursuant to the Plan, of an executory contract or unexpired lease results in a Claim or Administrative Expense Claim, then such Claim or Administrative Expense Claim shall be discharged and barred forever and shall not be enforceable against Safety Components or Reorganized Safety Components or any of their property, unless a proof of Claim or proof of Administrative Expense Claim is filed with the clerk of the Court and served upon counsel to Safety Components and counsel to the Creditors' Committee within thirty (30) days after the earlier to occur of (a) the Confirmation Date and (b) the entry of an order by the Court authorizing rejection of the subject executory contract or lease.

     12.6 Compensation and Benefit Programs.

     Except as provided in Sections 12.1 and 12.2 of the Plan, all employment and severance practices and policies, and all compensation and benefit plans, policies, and programs, of Safety Components applicable to their directors, officers or employees, including, without limitation, the Safety Components DIP Severance Plan, are treated as executory contracts under the Plan and are hereby assumed pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code.

     12.7 Retiree Benefits.

     Payments, if any, due to any person for the purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under any plan, fund, or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by Safety Components prior to the Petition Date shall be continued for the duration of the period Safety Components is obligated to provide such benefits.

                                  SECTION XIII

                           CONDITIONS PRECEDENT TO THE
                    CONFIRMATION DATE AND THE EFFECTIVE DATE

     13.1 Conditions Precedent to the Confirmation of the Plan.

     The following are conditions precedent to confirmation of the Plan that must be satisfied, unless waived in accordance with Section 13.3 of the Plan:


                                     PLN-40

     (a) Entry of the Confirmation Order. The Confirmation Order shall be in form and substance acceptable to Safety Components and the Creditors' Committee, and shall, among other things:

        (i) decree that the assets of Reorganized Safety Components shall be free and clear of all Claims, Liens and encumbrances (except any Liens granted to secure the Senior Exit Facility, the Subordinated Exit Facility or as otherwise expressly provided in the Plan);
        (ii) decree that the Confirmation Order shall supersede any Court orders issued prior to the Confirmation Date that may be inconsistent with the Confirmation Order;
        (iii) decree that, except with respect to obligations specifically contemplated by the Plan, each member of Safety Components is discharged effective on the Effective Date (in accordance with the Plan) from any Claims and any "debts" (as that term is defined in section 101(12) the Bankruptcy Code), and Safety Components' liability in respect thereof is extinguished completely, whether reduced to judgment or noncontingent, asserted or unasserted, fixed or not, matured or unmatured, disputed or undisputed, legal or equitable or known or unknown that arose from any agreement of any member of Safety Components entered into or obligation of such member of Safety Components incurred before the Effective Date, or from any conduct of any members of Safety Components prior to the Effective Date, or whether such interest accrued before or after the Petition Date;
        (iv) decree that all transfers of assets of Safety Components contemplated under the Plan, and the transfer of equity of Reorganized SCI contemplated under the Plan, shall be free and clear of all Claims, Liens and all encumbrances against such assets and equity;
        (v) authorize the implementation of the Plan in accordance with its terms;
        (vi) provide that any transfers effected or mortgages entered into or to be effected or entered into under the Plan, including the mortgages to secure Reorganized Safety Components' obligations under the Senior Exit Facility and/or the Subordinated Exit Facility, shall be and are exempt from any state, city or other municipality transfer taxes, mortgage recording taxes and any other stamp or similar tax under section 1146(c) of the Bankruptcy Code;
        (vii) approve the other settlements, transactions and agreements to be effected pursuant to the Plan in all respects;
        (viii) provide that all executory contracts or unexpired leases assumed by Safety Components and assigned during these Reorganization Cases or under the Plan shall remain in full force and effect notwithstanding any provision in such contract or lease (including those provisions described in sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits such assignment or transfer or that enables or requires termination of such contract or lease;


                                     PLN-41

        (ix) provide that all executory contracts or unexpired leases assumed by Safety Components during these Reorganization Cases or under the Plan shall remain in full force and effect for the benefit of Reorganized Safety Components;
        (x) provide that the transfers of property by Safety Components to Reorganized Safety Components (A) are or shall be legal, valid, and effective transfers of property, (B) vest or shall vest Reorganized Safety Components with good title to such property free and clear of all Liens, Claims, encumbrances, and interests, except as expressly provided in the Plan or Confirmation Order,
               (C) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable bankruptcy or non-bankruptcy law, and (D) do not and shall not subject Reorganized Safety Components to any liability by reason of such transfer under the Bankruptcy Code or under applicable non-bankruptcy law, including, without limitation, any laws affecting successor or transferee liability;
        (xi) find that the Plan does not provide for the liquidation of all or substantially all of the property of Safety Components and that confirmation of the Plan is not likely to be followed by the liquidation of Reorganized Safety Components or the need for further financial reorganization;
        (xii) determine that any objection, not previously withdrawn or settled, to the adequacy of the information contained in the Disclosure Statement is overruled, and that the information contained in the Disclosure Statement was adequate for the purpose of soliciting votes for acceptance of the Plan;
        (xiii) find that the Plan complies with all applicable provisions of the Bankruptcy Code, including, without limitation, that the Plan was proposed in good faith and that the Confirmation Order was not procured by fraud;
         (xiv) except as expressly provided in the Plan, provide that all Equity Interests shall be extinguished and cancelled effective upon the Effective Date;
         (xv) determine that the Securities Class Action Settlement and the settlement and resolution of the Securities Fraud Claims as provided herein, and the settlement and resolution of the Debtors' claims and Causes of Action against Zummo and Zummo's claims and Causes of Actions against the Debtors as provided herein, are approved and authorized in all respects, effective as of the Effective Date, and that such settlements and resolutions are in the best interests of the Estates; and
         (xvi) determine that the substantive consolidation of the members of Safety Components as provided in the Plan is approved and authorized, and that such substantive consolidation is in the best interests of the Estates.

     (b) Senior Exit Facility. A binding Senior Exit Facility Commitment Letter, on terms acceptable to Safety Components and the Creditors' Committee, shall have been obtained and shall not have been terminated, and the lenders committing to provide such financing shall be reasonably acceptable to Safety Components and the Creditors' Committee.


                                     PLN-42

     (c) Finality of Disclosure Statement Approval Order. The Disclosure Statement Approval Order shall have been entered and be a Final Order.

     13.2 Conditions Precedent to the Effective Date of the Plan.

     The Plan shall not become effective and the Effective Date shall not occur unless and until the following conditions shall have been satisfied or waived in accordance with Section 13.3 of the Plan:

     (a) Confirmation Order. The Confirmation Date shall have occurred and the Confirmation Order, in form and substance acceptable to the Debtors and the Creditors' Committee, shall have been signed by the judge presiding over the Reorganization Cases, and shall have become a Final Order.

     (b) Closing of the Senior Exit Facility. The Senior Exit Facility shall have closed, or shall be closed concurrently with the Effective Date of the Plan, with the terms and amount reasonably acceptable to Safety Components and the Creditors' Committee, and the lenders providing such financing reasonably acceptable to Safety Components and the Creditors' Committee.

     (c) Closing of the Subordinated Exit Facility. The Subordinated Exit Facility shall have closed, or shall be closed concurrently with the Effective Date of the Plan, with the terms and amount reasonably acceptable to Safety Components and the Creditors' Committee.

     (d) Conditions to the Confirmation Date Remain Satisfied. All conditions precedent to the Confirmation Date shall have been satisfied and shall continue to be satisfied.

     (e) Execution of Documents. All actions, documents and agreements necessary to implement the provisions of the Plan to be effectuated on or prior to the Effective Date shall reasonably satisfactory to Safety Components and the Creditors' Committee and such actions, documents and agreements shall have been effected or executed and delivered.

     (f) Amended Charter Documents. Reorganized Safety Components' certificates of incorporation and bylaws shall have been amended as provided in the Plan.

     13.3 Waiver of Conditions Precedent.

     Each of the conditions precedent in Sections 13.1 and 13.2 hereof may be waived or modified, in whole or in part by Safety Components, subject to SCI obtaining the written consent for such waiver by the Creditors' Committee (which consent shall not be unreasonably withheld). Any such waiver or modification of a condition precedent in Sections 13.1 and 13.2 hereof may be effected at any time, without notice (other than to the Creditors' Committee), without leave or order of the Court and


                                     PLN-43
without any other formal action. Notwithstanding the foregoing, the condition set forth in section 13.2(c) can be waived or modified, in whole or in part, only upon obtaining the written consent of the Subordinated DIP Agent and Fleet Bank in its capacity as a lender under the Subordinated DIP facility, which consent shall not be unreasonably withheld.

     13.4 Effect of Failure or Absence of Waiver of Conditions Precedent to the Effective Date of the Plan.

     In the event that one or more of the conditions specified in Section 13.2 of the Plan have not occurred (or been waived) on or before 90 days after the Confirmation Date, upon notification submitted by the Debtors to the Court and counsel for the Creditors' Committee, (a) the Confirmation Order shall be vacated, (b) no distributions under the Plan shall be made, (c) the Debtors and all holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date never occurred and (d) the Debtors' obligations with respect to the Claims and Equity Interests shall remain unchanged and nothing contained herein shall constitute or be deemed a waiver or release of any Claims or Equity Interests by or against the Debtors or any other Person or Entity or to prejudice in any manner the rights of the Debtors or any Person or Entity in any further proceedings involving the Debtors.


                                  SECTION XIV

                             EFFECT OF CONFIRMATION

     14.1 Reorganized Safety Components' Authority.

     Until the Effective Date, the Court shall retain custody and jurisdiction of the Debtors, their properties, interests in property and operations. On the Effective Date, Reorganized Safety Components, their properties and interests in property and operations (other than the New Common Stock, the New Warrants and Cash to be distributed pursuant to the Plan, which, to the extent not distributed by the Debtors, shall be held in trust by Reorganized SCI) shall be released from the custody and jurisdiction of the Court, except as provided in
Section 16.1 hereof.

     14.2 Vesting and Liens.

     On the Effective Date, all property of the Debtors will be vested in Reorganized Safety Components free and clear of all Liens (except for the Liens granted to secure the Senior Exit Facility, the Subordinated Exit Facility or as expressly provided herein).

     14.3 Discharge of the Debtors.

     (a) Scope. Except as otherwise provided in the Plan, the Confirmation Order (including any right to receive Distributions under the Plan), the Senior Exit Facility, or the Subordinated Exit Facility, in accordance with section 1141(d)(1) of the Bankruptcy Code, the Plan and the Confirmation Order shall discharge, effective as of the Effective Date, all debts of, Claims against,



                                     PLN-44

Liens on, and Equity Interests in each of the Debtors, their assets, or properties, which debts, Claims, Liens, and Equity Interests arose at any time before the entry of the Confirmation Order. The discharge of the Debtors shall be effective as to each Claim or Equity Interest, regardless of whether a proof of Claim or Equity Interest therefor was filed, whether the holder thereof votes to accept the Plan, or whether the Claim or Equity Interest is an Allowed Claim or an Allowed Equity Interest. On the Effective Date, as to every discharged Claim and Equity Interest, any holder of such Claim or Equity Interest (including, without limitation, any holder of options to purchase Old Capital Stock) shall be precluded from asserting against Safety Components or Reorganized Safety Components, or their successors or their assets or properties, any other or further Claim or Equity Interest based upon any document, instrument, act, omission, transaction, or other activity of any kind or nature that occurred before the Confirmation Date.

     (b) Injunction. Except as otherwise provided in the Plan or Confirmation Order (including any right to receive Distributions under the Plan) or a separate order of the Court, as of the Effective Date, all entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Equity Interest or other right of an equity security holder that is terminated and canceled pursuant to the terms of the Plan, are permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or terminated and canceled Equity Interests or rights: (1) commencing or continuing in any manner any action or other proceeding against any member of Safety Components, Reorganized Safety Components, the Estates or properties and interests in properties of each of the foregoing; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the any member of Safety Components, Reorganized Safety Components, the Estates or properties and interests in properties of each of the foregoing; (3) creating, perfecting or enforcing any lien or encumbrance against any member of Safety Components, Reorganized Safety Components, the Estates or properties and interests in properties of each of the foregoing; (4) asserting a setoff, right of subrogation or recoupment of any kind against any obligation due to any member of Safety Components, Reorganized Safety Components, the Estates or properties and interests in properties of each of the foregoing; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan and the Confirmation Order. Such injunction shall extend to all successors of the Debtors, the Creditors' Committee and its members, and the Unofficial Noteholders' Committee and its members, and their respective properties and interests in property.

     (c) Release of Collateral. Unless a particular Secured Claim is Reinstated:
(i) each holder of: (A) a Secured Claim; and/or (B) a Claim that is purportedly secured shall on or immediately before the Effective Date: (x) turn over and release to the relevant member of Safety Components (or its successor, as the case may be) any and all property of the relevant member of Safety Components that secures or purportedly secures such Claim; and (y) execute such documents and instruments as Reorganized Safety Components requires to evidence such claimant's release of such property; and (ii) on the Effective Date, all claims, right, title and interest in such property shall revert to Reorganized Safety Components (or the successor to any member of Safety Components, as the case may be) free and clear of all Claims and Equity Interests, including, without limitation, Liens, charges, pledges, interests, encumbrances and/or security interests of any kind.


                                     PLN-45

     14.4 Term of Injunctions or Stays.

     Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays provided for in the Reorganization Cases pursuant to sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

                                   SECTION XV

                              RELEASES, INJUNCTION
                              AND WAIVER OF CLAIMS

     15.1 Release of the Debtors, Debtors-in-Possession and Reorganized Safety Components.

     Without limiting the provisions of Section 14.3 above, from and after the Effective Date, Safety Components, the Debtors-in-Possession, and Reorganized Safety Components are released from all Liabilities from the beginning of time, except as expressly provided in the Plan.

     15.2 Limited Release of Released Parties by Persons Accepting Distributions Under the Plan.

     Except as otherwise specifically provided for by the Plan, any Person accepting any Distribution pursuant to the Plan shall be presumed conclusively to have released the following parties (but solely in respect of their specific capacities as listed below) (a) the Creditors' Committee and the present and former members thereof (including ex officio members), (b) the Unofficial Noteholders' Committee and the members thereof, (c) the Indenture Trustee, (d) the Senior DIP Agent and the lenders under the Senior DIP Facility, (e) the Subordinated DIP Agent and the lenders under the Subordinated DIP Facility (including in their capacity as pre-petition secured lenders to Safety Components), and (f) all present or former directors, officers, agents, attorneys, affiliates, employees, accountants, advisors, financial advisors of the foregoing (collectively, the foregoing parties (but solely in respect of the capacities listed above), the "Released Parties"), from any claim or Cause of Action based on, arising from, or in any way connected with (A) the same subject matter as the Claim or Equity Interest on which the Distribution is received,
(B) the Reorganization Cases, (C) the Plan, (D) the negotiation, formulation and preparation of the Plan and any of the terms, settlements and compromises reflected in the Plan, the Restructuring Agreement, the Senior DIP Loan Agreement, the Subordinated DIP Loan Agreement and/or the Securities Class Action Settlement. The release described in the preceding sentence shall be enforceable as a matter of contract law against any Person or Entity that accepts any Distribution pursuant to the Plan. Nothing in this Section 15.2 of the Plan shall affect or impair the preservation of the Excluded Claims in accordance with Section 8.16 of the Plan.


                                     PLN-46

     15.3 Injunction.

     The satisfaction, release, and discharge pursuant to Sections 14.3, 15.1, 15.2, 15.5 and 15.6 hereof shall also act as an injunction against any Person or Entity commencing or continuing any action, employment of process, or act to collect, offset, or recover any Claim or Cause of Action satisfied, released, or discharged under the Plan to the fullest extent authorized or provided by the Bankruptcy Code, including, without limitation, to the extent provided for or authorized by sections 524 and 1141 thereof.

     15.4 Avoidance and Recovery Actions.

     As of the Effective Date, Safety Components and Reorganized Safety Components waive the right to prosecute and release, on behalf of themselves and their Estates, any Avoidance Actions that belong to or could have been raised by or on behalf of Safety Components or the Debtors-in-Possession or their respective Estates, other than any such actions that were commenced on or before the Effective Date. Reorganized Safety Components, as the successor to Safety Components, shall retain and may prosecute any such Avoidance Actions that may be pending on the Effective Date, and may, whether or not an Avoidance Action has been commenced prior to the Effective Date, assert the claim or Cause of Action underlying such Avoidance Action as a defense or counterclaim to any Claim or action, including, but not limited to, any rights under section 502(d) of the Bankruptcy Code.

     15.5 Exculpation.

     None of the Debtors, Reorganized Safety Components, or any of the Released Parties shall have or incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, related to, or arising out of, (A) the Reorganization Cases, (B) the pursuit of confirmation of the Plan,
(C) the consummation of the Plan or the administration of the Plan or the property to be distributed under the Plan, (D) the Plan, (E) the negotiation, formulation and preparation of the Plan and any of the terms, settlements and compromises reflected in the Plan, the Restructuring Agreement, the Senior DIP Loan Agreement, the Subordinated DIP Loan Agreement and/or the Securities Class Action Settlement, and, in all respects, the Debtors, Reorganized Safety Components, and each of the Released Parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

     15.6 Release of Released Parties by Safety Components.

     As of the Effective Date, Safety Components and Reorganized Safety Components hereby release and are permanently enjoined from any prosecution or attempted prosecution of any and all Causes of Action which they have, may have or claim to have, which are property of, assertable on behalf of or derivative of the Debtors, against the Released Parties (but solely in their capacities as Released Parties); provided, however, that the foregoing shall not operate as a waiver of or release from any Causes of Action arising out of any express contractual obligation owing to, or offset rights possessed by, Safety Components or any reimbursement obligation with respect to a loan or advance



                                     PLN-47
made by Safety Components. Nothing in this Section 15.6 of the Plan shall affect or impair the preservation of the Excluded Claims in accordance with Section
8.16 of the Plan.

                                  SECTION XVI

                            RETENTION OF JURISDICTION

     16.1 Retention of Jurisdiction.

     The Court may retain jurisdiction, and if the Court exercises its retained jurisdiction, shall have exclusive jurisdiction, of all matters arising out of, and relating to, the Reorganization Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

        (i) To hear and determine pending motions for the assumption or rejection of executory contracts or unexpired leases, if any are pending, and the allowance of Claims resulting therefrom;
        (ii) To determine any and all adversary proceedings, applications and contested matters;
        (iii) To consider and rule on the compromise and settlement of any Claim against or Cause of Action on behalf of Safety Components or its Estates;
        (iv) To ensure that Distributions to holders of Allowed Claims and Allowed Equity Interests are accomplished as provided herein;
        (v) To hear and determine any timely objections to Administrative Expense Claims or to proofs of Claim and Equity Interests filed, both before and after the Confirmation Date, including any objections to the classification of any Claim or Equity Interest, and to Allow or Disallow any Disputed Claim or Disputed Equity Interest, in whole or in part;
        (vi) To hear and determine any and all applications for the allowance of Professional Fees;
        (vii) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;
        (viii) To issue such orders in aid of execution of the Plan, in accordance with section 1142 of the Bankruptcy Code;
        (ix) To consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in the Plan, including any exhibit thereto, or in any order of the Court, including the Confirmation Order, as may be necessary to carry out the purposes and intent of the Plan and to implement and effectuate the Plan;
        (x) To hear and determine all applications for awards of compensation for services rendered and reimbursement of expenses relating to implementation and effectuation of the Plan;


                                     PLN-48

        (xi) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan, including, but not limited to, disputes relating to the Plan Transactions;
        (xii) To hear and determine disputes regarding (a) the treatment to be accorded to the Subordinated DIP Facility Claims pursuant to
                Section 3.3 of the Plan, and (b) the terms, conditions and provisions of the Subordinated Exit Facility, the Subordinated Exit Loan Agreement and/or the Subordinated Exit Facility Notes;
        (xiii) To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;
        (xiv) To compel the conveyance of property and other performance contemplated under the Plan and documents executed in connection herewith;
        (xv)    To enforce remedies upon any default under the Plan;
        (xvi) To enforce, interpret and determine any disputes arising in connection with any orders, stipulations, judgments and rulings entered in connection with the Reorganization Cases (whether or not the Reorganization Cases have been closed);
        (xvii) To resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation or enforcement of the Plan, or any Person's or Entity's obligations incurred in connection herewith;
        (xviii) To determine any other matters that may arise in connection with or relate to the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release, indenture or other agreement or document created in connection with the Plan (including, but not limited to, the Plan Supplement) or the Disclosure Statement;
        (xix) To issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Person or Entity with the occurrence of the Effective Date or enforcement of the Plan;
        (xx) To determine any other matters that may arise in connection with or relate to the Plan, the Disclosure Statement, or the Confirmation Order; and
        (xxi) To issue such orders as may be necessary or appropriate in aid of confirmation and/or to facilitate consummation of the Plan;
        (xxii) To determine such other matters as may be provided for in the Confirmation Order or other orders of the Court as may be authorized under the provisions of the Bankruptcy Code or any other applicable law;
        (xxiii) To hear and determine (a) all motions, applications, adversary proceedings, and contested and litigated matters pending on the Effective Date, and (b) all claims by or against any member of Safety Components arising under the Bankruptcy Code or non-bankruptcy law, if made applicable by the Bankruptcy Code, whether such claims are commenced before or after the Effective Date;


                                     PLN-49

        (xxiv) To hear and determine pending motions for the assumption or rejection of executory contracts or unexpired leases pursuant to
                Section 12.8 of the Plan, if any, and the allowance of Claims resulting therefrom;
        (xxv)   To hear any other matter not inconsistent with the Bankruptcy
                Code;
        (xxvi) To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code; and
        (xxvii) To enter a final decree closing the Reorganization Cases.

     16.2 Modification of the Plan.

     (a) Subject to Sections 7.5 and 17.8 of the Plan, Safety Components may alter, amend, or modify the Plan or any Exhibits thereto under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date; provided, however, that after the Disclosure Statement Approval Date no alteration, amendment or modification of the Plan that would materially and adversely change the treatment of Class 3 Noteholder Claims or Class 4 Unsecured Claims may be made without prior approval of the Creditors' Committee, which approval shall not be unreasonably withheld. Safety Components shall provide parties-in-interest with notice of such amendments or modifications as may be required by the Bankruptcy Rules or order of the Court and shall, in any event, provide such notice to counsel for the Creditors' Committee. A holder of a Claim or Equity Interest that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended, modified or clarified, if the proposed alteration, amendment, modification or clarification does not materially and adversely change the treatment of the Claim or Equity Interest of such holder.

     (b) After the Confirmation Date and prior to substantial consummation (as defined in section 1101(2) of the Bankruptcy Code) of the Plan, Safety Components or Reorganized Safety Components, as the case may be, may, under section 1127(b) of the Bankruptcy Code, institute proceedings in the Court to remedy any defect or omission or to reconcile any inconsistencies in the Plan, the Disclosure Statement approved with respect to the Plan, or the Confirmation Order, and such matters as may be necessary to carry out the purpose and effect of the Plan so long as such proceedings do not adversely affect the treatment of holders of Claims or holders of Equity Interests under the Plan; provided, however, that, to the extent required, prior notice of such proceedings shall be served in accordance with the Bankruptcy Rules or an order of the Court. A holder of a Claim or Equity Interest that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended, modified or clarified, if the proposed alteration, amendment, modification or clarification does not materially and adversely change the treatment of the Claim or Equity Interest of such holder.

                                  SECTION XVII

                            MISCELLANEOUS PROVISIONS

     17.1 Payment of Statutory Fees.

     All fees payable pursuant to section 1930, title 28, United States Code, shall be paid on the Effective Date.



                                     PLN-50

     17.2 Role of Indenture Trustee; Fees and Expenses of Indenture Trustee.

     Notwithstanding any other provision in this Plan, as soon as practicable after the Record Date, the Indenture Trustee shall provide to Safety Components a list setting forth the identities of holders of any Class 3 Noteholder Claim and such other information that Safety Components may require to effect such Distributions to holders of Class 3 Noteholder Claims. In satisfaction of its obligations to make distributions to holders of Class 3 Noteholder Claims, Safety Components shall deliver the Distributions reserved for holders of Class 3 Noteholder Claims to the Indenture Trustee who, in turn, shall deliver the Distributions to holders of Class 3 Noteholder Claims. The reasonable fees and expenses of the Indenture Trustee, in accordance with customary charges for such services, including reasonable legal fees and expenses, shall be allowed as Administrative Expense Claims against SCI, pursuant to section 503(b) of the Bankruptcy Code.


     17.3 Impact of Releases upon the Securities and Exchange Commission.

     Notwithstanding any other provision in this Plan, the releases provided under the Plan that benefit any Person or Entity other than Safety Components or Reorganized Safety Components, including, but not limited to, the releases provided under Sections 11.3 and 15.2 of the Plan, shall not release any claims (as defined in section 101 of the Bankruptcy Code and including any Securities Fraud Claims) or Causes of Action of the Securities and Exchange Commission with respect to such Persons or Entities. The releases of Safety Components and Reorganized Safety Components provided under the Plan, however, shall be binding upon the Securities and Exchange Commission.


     17.4 Governing Law.

     Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent a schedule or exhibit hereto or instrument, agreement or other document executed under the Plan provides otherwise, the rights, duties and obligations arising under the Plan, and the instruments, agreements and other documents executed in connection with the Plan, shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     17.5 Notices.

     All notices, requests and demands to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:


                                     PLN-51

                  To Safety Components or Reorganized Safety Components:

                           Safety Components
                           40 Emery Street
                           Greenville, SC  29605
                           Attn:            Mr. Brian P. Menezes
                           Telephone:       (864) 240-2725
                           Facsimile:       (864) 240-2726

                           with a copy to:

                           Milbank, Tweed, Hadley & McCloy LLP
                           1 Chase Manhattan Plaza
                           New York, NY  10005-1413
                           Attn:            Luc A. Despins, Esq.
                                            Michael J. Edelman, Esq.
                           Telephone:       (212) 530-5000
                           Facsimile :      (212) 530-5219

                           and

                           Morris, Nichols, Arsht & Tunnell
                           1201 North Market Street
                           Wilmington, DE  19801
                           Attn:            Robert J. Dehney, Esq.
                           Telephone:       (302) 658-9200
                           Facsimile:       (302) 658-3989


                                     PLN-52

                  To The Creditors' Committee:

                           Sun America Investments
                           1 SunAmerica Center
                           175 Water Street, 25th Floor
                           New York, New York  10038
                           Attn:            Ms. Kaye Handley
                           Telephone:       (212) 458-2000
                           Facsimile:       (212) 458-2241

                           With a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY  10153
                           Attn:            Michael F. Walsh, Esq.
                                            Marc D. Puntus, Esq.
                           Telephone:       (212) 310-8000
                           Facsimile:       (212) 310-8007

                           and

                           Richards, Layton & Finger P.A.
                           One Rodney Square
                           P.O. Box 551
                           Wilmington, DE  19899
                           Attn:            Mark Collins, Esq.
                           Telephone:       (302) 658-6541
                           Facsimile:       (302) 658-6548


                                     PLN-53

     17.6 Further Documents and Action.

     Safety Components and Reorganized Safety Components shall execute, and are authorized to file with the Court, such agreements and other documents, take or cause to be taken such action, and deliver such documents or information as may be necessary or appropriate to effect and further evidence the terms and conditions of the Plan and to consummate the transactions and transfers contemplated by the Plan. Safety Components and Reorganized Safety Components, and all other parties, shall execute any and all documents and instruments that must be executed under or in connection with the Plan in order to implement the terms of the Plan or to effectuate the Distributions under the Plan, provided that such documents and instruments are reasonably acceptable to such party or parties.

     17.7 Plan Supplement.

     Except as otherwise provided in the Plan, forms of the following documents shall be contained in the Plan Supplement and filed with the Clerk of the Court at least seven (7) days prior to the Voting Deadline: the Rejection/Assignment Schedule, the Mutual Release, the Amended Certificate of Incorporation, the Amended Bylaws, the Subsidiaries Amended Bylaws, the Subsidiaries Amended Certificates of Incorporation, the Senior Exit Facility Commitment Letter, and the New Warrants, and, if available by such date, the Subordinated Exit Facility Notes, the Subordinated Exit Loan Agreement, and/or the list of the initial members of the Boards of Directors. Upon its filing with the Court, the Plan Supplement may be inspected in the office of the Clerk of the Court during normal Court hours. Holders of Claims or Equity Interests may obtain a copy of the Plan Supplement upon written request to Safety Components in accordance with
Section 17.5 of the Plan.

     17.8 Plan Controls.

     To the extent the Plan is inconsistent with the Disclosure Statement, the provisions of the Plan shall be controlling.

     17.9 Reservation of Rights.

     If the Plan is not confirmed by a Final Order, or if the Plan is confirmed and does not become effective, the rights of all parties in interest in the Reorganization Cases are and will be reserved in full. Any concessions or settlements reflected herein, if any, are made for purposes of the Plan only, and if the Plan does not become effective, no party in interest in the Reorganization Cases shall be bound or deemed prejudiced by any such concession or settlement.

     17.10 Injunction Regarding Worthless Stock Deduction.

     At the Confirmation Hearing, the Debtors may request that the Court include in the Confirmation Order a provision enjoining any "50-percent shareholder" of SCI within the meaning of section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended, from claiming a worthless


                                     PLN-54
stock deduction with respect to Old Common Stock for any taxable year of such shareholder ending prior to the Effective Date.

     17.11 Tax Reporting and Compliance.

     In connection with the Plan and all instruments issued in connection therewith and Distributions thereon, Safety Components, and Reorganized Safety Components, shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority and all Distributions hereunder shall be subject to any such withholding and reporting requirements. No holder of an Allowed Claim against Safety Components shall effectuate any withholding with respect to the cancellation or satisfaction of such Allowed Claim under the Plan. Reorganized Safety Components is hereby authorized to request an expedited determination of taxes under section 505(b) of the Bankruptcy Code for all taxable periods of Safety Components ending after the Petition Date through, and including, the Effective Date of the Plan.

     17.12 Binding Effect.

     The rights, benefits and obligations of any Entity named or referred to in the Plan, or whose actions may be required to effectuate the terms of the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such Entity (including, but not limited to, any trustee appointed for Safety Components under Chapters 7 or 11 of the Bankruptcy Code). The Confirmation Order shall provide that the terms and provisions of the Plan and the Confirmation Order shall survive and remain effective after entry of any order which may be entered converting any of Safety Components' Reorganization Cases to a case under Chapter 7 of the Bankruptcy Code, and the terms and provisions of the Plan shall continue to be effective in this or any superseding case under the Bankruptcy Code.

                                  [END OF TEXT]



                                     PLN-55

     IN WITNESS WHEREOF, each of the undersigned has duly executed the Plan as of the date first above written.

                                            SAFETY COMPONENTS INTERNATIONAL,
                                            INC.


                                            By:
                                            Name:
                                            Title:



                                            SAFETY COMPONENTS FABRIC
                                            TECHNOLOGIES, INC.


                                            By:
                                            Name:
                                            Title:



                                            AUTOMOTIVE SAFETY COMPONENTS
                                            INTERNATIONAL, INC.



                                            By:
                                            Name:
                                            Title:



                                            ASCI HOLDINGS GERMANY (DE), INC.



                                            By:
                                            Name:
                                            Title:


                                     PLN-56

                                            ASCI HOLDINGS UK (DE), INC.



                                            By:
                                            Name:
                                            Title:



                                            ASCI HOLDINGS MEXICO (DE), INC.



                                            By:
                                            Name:
                                            Title:



                                            ASCI HOLDINGS CZECH (DE), INC.



                                            By:
                                            Name:
                                            Title:



                                     PLN-57

                                   SCHEDULE A

             Terms and Conditions of the Subordinated Exit Facility


Subject to the terms and conditions set forth in Schedules 4 and 5 to the Subordinated DIP Loan Agreement, which schedules are incorporated herein in their entirety and made a part of the Plan, the holders of the Allowed Subordinated Claims agree to convert the Subordinated DIP Facility into a post-Effective Date exit facility. Copies of the aforementioned schedules 4 and 5 are annexed to this Schedule A.




                                  PLN-SCH-A-1

                                   Schedule 4

                           Conditions to Exit Facility

Each of the following conditions must be satisfied, unless waived by the Administrative Agent and the Lenders: (i) Safety Components shall have entered into a senior credit facility (the "Senior Exit Facility") providing for extensions of credit in an amount not less than the amount required to repay all indebtedness under the Senior DIP Facility and otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Lenders in all material respects customary for facilities of this type, (ii) none of the Obligors, any creditor of any Obligor or any other party in interest shall have
(a) challenged the validity, enforceability, allowance, perfection or priority of any of the claims and security interests of the Lenders under the Prepetition Credit Documents or the Subordinated DIP Facility Documents or the Closing Date Repayment (unless such challenge has been withdrawn or dismissed) or (b) otherwise asserted any Released Claim (unless such claim or assertion thereof has been withdrawn or dismissed), (iii) the absence of any Event of Default,
(iv) the Administrative Agent and the Lenders shall have received payment of all accrued and unpaid interest, fees and reasonable expenses (including without limitation, reasonable attorneys' and other professionals' fees and expenses) under the Subordinated DIP Facility Documents, including without limitation, all accrued interest under Section 2.3, and (v) the Plan of Reorganization shall provide for (a) the conversion to equity of all indebtedness under the Senior Notes as provided in the Restructuring Agreement, (b) the complete release by each Obligor, each creditor of each Obligor and each other party in interest of all Released Claims and all claims of any type or nature that arise out of or relate to the financial accommodations extended by the Lenders under the Subordinated DIP Facility Documents and (c) treatment of the Term Loans and the Subordinated Exit Facility Term Loans consistent with the terms of this Agreement (including as specified on Schedule 5) and the Final Order.


                                  PLN-SCH-A-2

                                   Schedule 5
                 Subordinated Exit Facility Terms and Conditions


Subject to the satisfaction of the terms and conditions set forth on Schedule 4 and the other terms and conditions set forth below, the Lenders will agree that the Term Loans may remain outstanding after consummation of a Plan of Reorganization as term loans ("Subordinated Exit Facility Term Loans") subordinated to the Senior Exit Facility on substantially the same terms and conditions as provided in this Agreement and the Intercreditor Agreement, with the following modifications and additional terms:

Type and Amount:    Subordinated Exit Facility Term Loans in a principal amount equal to the principal amount of the Term Loans outstanding on the Consummation Date less an amount equal to 50% of the amount by which the availability under the Senior Exit
                    Facility on the Consummation Date exceeds $35,000,000 (the
                    "Consummation Date Reduction Amount"). On the Consummation
                    Date, the Term Loans outstanding on such date will be paid in an amount equal to the Consummation Date Reduction
                    Amount.

Maturity Date:      The earlier of (i) the third anniversary of the Closing Date of the Subordinated DIP Facility and (ii) the second anniversary of the Consummation Date.

Interest:           Interest will be paid in cash on a monthly basis.

Prepayments:        At the end of each of Safety Component's fiscal quarters, to the extent Consolidated EBITDA exceeds (i) for the first full fiscal quarter after the Consummation Date, $4,000,000 or (ii) for each fiscal quarter thereafter, $3,750,000, the Subordinated Exit Facility Term Loans shall be prepaid in an amount equal to 65% of the amount in excess of $4,000,000 or $3,750,000, as the case may be. For purposes hereof, "Consolidated EBITDA" means with respect to Safety
                    Components on a consolidated basis with its subsidiaries for any period, net income for such period (a) plus, without duplication and to the extent deducted in computing net income for such period, the sum of (i) income taxes, (ii) interest expense, (iii) depreciation and amortization expense and (iv) other non-cash charges reasonably acceptable to the Administrative Agent, (b) minus, to the extent included in net income for such period, extraordinary gains (all such amounts to be determined in accordance with GAAP).

Collateral and
Subordination:      The Subordinated Exit Facility Term Loans will be secured by the Collateral on substantially the same terms as provided herein and such security interests will be subordinated to the security interests granted to secure the Senior Exit
                    Facility on substantially the same terms and conditions as provided in the Intercreditor Agreement. In addition, if required by the terms of the Senior Exit Facility, the security interest in any assets of the Obligors securing the Subordinated Exit Facility Term Loans which are not included in the collateral for the Senior DIP Facility will be subordinated to the security interest, if any, in such assets granted in favor of such providers of the Senior Exit
                    Facility on substantially the same terms


                                     PLN-SCH-A-3
                    and conditions as provided in the Intercreditor Agreement with respect to the other Collateral.

Conditions          Safety Components shall have entered into a Senior Exit
Precedent:          Facility satisfactory to the Administrative Agent and the
                    Lenders (i) satisfying the conditions specified on Schedule
                    4, (ii) having subordination terms similar to those in the Intercreditor Agreement, except that the payments and prepayments described herein, including, without limitation, interest, costs, expenses, required prepayments and the payment in full of the outstanding Subordinated Facility
                    Term Loans on the Maturity Date will be permitted whether or not any amounts remain outstanding under the Senior Exit
                    Facility at the time of such payment, and (iv) having other terms.

                    and conditions customarily found in loan documents for financings of this type. No Obligor shall be obligated with respect to any indebtedness which is senior to the Subordinated Exit Facility Term Loans other than the indebtedness under the Senior Exit Facility.

Covenants:          The covenants incorporated by reference herein from the
                    Senior DIP Facility Documents will be modified to conform to those contained in the documentation for the Senior Exit
                    Facility, subject to the Lenders' reasonable satisfaction therewith.

Other Terms:        Such other modifications to this Agreement, and such other terms and conditions, as may be appropriate for facilities of this type.







                                  PLN-SCH-A-4